UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Velocity Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2022

Annual Meeting of Shareholders

Proxy Statement

April 8, 2022

Dear Fellow Shareholders,

Our Annual Meeting of Shareholders will be held on Thursday, May 19, 2022 at 1:00 p.m. Pacific time. We will again utilize a virtual format for our meeting.

Our Perspective

Velocity delivered outstanding 2021 results that reflect strong operational execution from our production operations and investments in technology-driven efficiency gains. We are optimistic that the strong momentum we developed in 2021 positions us well for 2022. We continue to seek opportunities to further optimize funding costs and diversify revenue streams to position Velocity for sustainable growth and strong returns across the business cycle.

As discussed in greater detail in this proxy statement, we devoted significant attention to strengthening our corporate governance and adopted best practices in areas we believe will serve our shareholders. Two of these best practices are proposals in this proxy statement giving our shareholders the right to act by written consent and to call special meetings.

Our 2021 performance and our focus on strengthening our corporate governance provide a basis for our confidence that we have the best team and the right strategy for long-term success for Velocity and for you, our fellow shareholders.

Your Vote Matters

Please accept our most sincere gratitude for your investment and partnership with us. We ask you to vote by proxy in support of our recommendations. This proxy statement contains necessary information about the matters on which we are asking you to vote.

Thank you for your continued support.

Sincerely,

Christopher D. Farrar

Chief Executive Officer & Director

“We are optimistic that the strong momentum we developed in 2021 positions us well for 2022.”

Velocity Financial, Inc.

Notice of Annual Meeting of Shareholders

Date and Time May 19, 2022 at 1:00 p.m.	Virtual Only Connect by Internet or phone: www.virtualshareholdermeeting.com/VEL2022

This Proxy Statement is being furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors for use at our 2022 Annual Meeting of Shareholders.

Purpose of Meeting

Proposals	Vote Required to Elect or Approve	Board Recommendation	Page Reference

Election of Directors	Majority of the votes cast	✓ For each nominee	▶ 1

Advisory Vote on 2021 Executive Compensation	Majority of the votes cast	✓ For	▶ 12

Ratification of Independent Auditors	Majority of the votes cast	✓ For	▶ 22

Approve Our Amended and Restated 2020 Omnibus Incentive Plan	Majority of the votes cast	✓ For	▶ 24

Approve Our Employee Stock Purchase Plan	Majority of the votes cast	✓ For	▶ 32
Approve an Amendment to Our Certificate of Incorporation to Allow Shareholders to Act by Written Consent	Majority of outstanding shares	✓ For	▶ 36
Approve an Amendment to Our Certificate of Incorporation to Allow Shareholders to Call Special Meetings	Majority of outstanding shares	✓ For	▶ 37

We will also consider other matters that properly come before the meeting.

Shareholders should read Other Important Information for Our Shareholders beginning on page 43 for additional information.

Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote your shares without attending our Annual Meeting. Voting instructions are outlined in the Notice of Internet Availability of Proxy Materials and on your proxy card.

Vote	If you are a shareholder of record	If you hold your shares in street name

By Internet (24 hours a day):	proxyvote.com	proxyvote.com

By Telephone (24 hours a day):	1-800-690-6903	1-800-454-8683

By Mail:	Return a properly executed and dated proxy card in the provided pre-paid envelope	Return a properly executed and dated voting instruction form by mail, depending upon the method(s) your bank, brokerage firm, broker-dealer or other similar organization makes available

i

ii

  Director Matters

Proposal I Election of Directors

●  Directors are elected at each annual meeting of shareholders and hold office for one-year terms

●  Our Governance Committee considers and chooses nominees for our Board with the primary goal of ensuring that our Board is appropriately diverse and consists of individuals with various career experience, specific technical skills, industry knowledge and experience, financial expertise, accounting and audit expertise and local or community ties

●  We also have to comply with our agreements to accept five nominees from our two primary shareholders and our CEO

●  Unless otherwise directed, proxies will be voted for our eight nominees and, if a nominee becomes unavailable for election, for the substitute proposed by our Board of Directors

✓  The Board recommends a vote FOR each of our nominees

Our Director Nominees

Name	Tenure	Audit Committee	Compensation Committee	Governance Committee

Dorika M. Beckett Independent	2020	o		o

Michael W. Chiao Independent	2021		o

Christopher D. Farrar Chief Executive Officer and Director	2004

Alan H. Mantel Independent Board Chair	2007		x

John P. Pitstick Independent	2020	x	o

John A. Pless Independent	2007			x

Joy L. Schaefer Independent Lead Independent Director	2020	o		o
Katherine L. Verner Independent	2021

o Member

X	Chair

Biographies of Our Directors

As described below, each of our directors was chosen because his or her background provides each director with the experience and skillset geared toward helping us succeed. Our directors bring to us strong executive operating experience, expertise in the real estate and financial services sectors, accounting and audit expertise and broad experience in other complementary sectors such as investment management and private equity, among others, and meaningful commitment to community and public service - knowledge and experiences that are ideally suited to oversee our management and act as fiduciaries for our shareholders.

Dorika M. Beckett has served as a member of our Board of Directors since July 2020. Ms. Beckett brings to our board executive, entrepreneurial, investment, private equity, operational and philanthropic experience. For over a decade, Ms. Beckett has been Chief Executive Officer of both LW Staffing, a franchise of healthcare professional staffing company ATC Healthcare Services, and Livewell Home Care Inc., an elder care focused service provider with operations in California and North Carolina. Previously, Ms. Beckett served as partner of a private equity firm, director of operations and management consultant in various industries. She is also Chair of the Imani Baraka Foundation, a family non-profit foundation. Ms. Beckett received a Bachelor of Arts (A.B.) in Economics from Harvard College and a Master of Business Administration from the Harvard Business School.

Michael W. Chiao has served as a member of our Board of Directors since April 2021. Mr. Chiao brings to our board extensive investment experience, including direct experience in structured products. Mr. Chiao is a senior vice president and portfolio manager in the Newport Beach office of Pacific Investment Management Company LLC (PIMCO), focusing primarily on residential loan investments. Prior to joining PIMCO in 2017, he worked at Fortress Investment Group, focused on non-agency residential mortgage-backed securities and various structured products. Previously, Mr. Chiao spent three years at PIMCO as a portfolio management associate, and he began his career as an analyst in the whole loan trading and securitization group at Countrywide Capital Markets. He has 15 years of investment experience and holds an undergraduate degree from California State Polytechnic University, Pomona.

Christopher D. Farrar has served as our Chief Executive Officer and as a member of our Board of Directors since 2004. Mr. Farrar brings extensive operating experience and management skills to our Board of Directors. Mr. Farrar has an extensive background in finance, lending, raising capital and business operations – having co-founded us in June 2004. Prior to co-founding Velocity, Mr. Farrar formed and served as Chief Credit Officer for Worth Funding, a mortgage banking firm. Prior to that time, Mr. Farrar served as Senior Vice President of United States Production at Weyerhaeuser Mortgage Company and as a Vice President for Namco Capital Group, Inc., originating commercial real estate loans. Mr. Farrar is currently a director of Generosity.org, a non-profit working to bring global communities access to clean water, and a director of Agoura Aquatic Foundation, a non-profit providing opportunities for youth to participate in aquatic sports and adults and disabled to engage in aquatic training. Mr. Farrar received a Bachelor of Science in Business Administration from Pepperdine University and is a licensed (inactive) California Real Estate Broker.

Alan H. Mantel has served as a member of our Board of Directors since 2007 and as Chair of our Board of Directors since 2020. With over 30 years on Wall Street, Mr. Mantel has experience across a wide array of investment banking disciplines, including corporate finance, financial advisory and structured finance. Mr. Mantel brings to our Board of Directors extensive experience in the financial services sector, including leveraged and structured finance, and background with and knowledge of accounting principles. Mr. Mantel is a Co-Managing Partner of TruArc Partners, L.P. a successor business to Snow Phipps (one of our largest shareholders). Mr. Mantel was a Partner of Snow Phipps from 2005 to April 2021. Before joining Snow Phipps, Mr. Mantel was a Partner at Guggenheim Merchant Banking. Mr. Mantel served as Managing Director in the Leveraged Finance department at Credit Suisse from 2000 to 2004 and served as Managing Director at Donaldson, Lufkin & Jenrette Inc. prior to its merger with Credit Suisse. Mr. Mantel was a Senior Accountant and Certified Public Accountant (inactive) at Ernst & Young LLP from 1985 to 1988. Mr. Mantel currently serves on the boards of ECRM, LLC, EnviroFinance Group, LLC, HCTec, Inc. and Lamark Media, LLC. He is also Board Chair of Congregation B’nai Jeshurun, a nearly 200-year-old non-affiliated synagogue. Mr. Mantel received a Bachelor of Science in accounting from the State University of New York at Albany and a Master of Business Administration in Finance from the University of Chicago.

John P. Pitstick has served as a member of our Board of Directors since January 2020. Mr. Pitstick has experience in accounting, taxes, capital markets, financial operations, internal controls and SEC reporting/compliance matters. Mr. Pitstick brings over 20 years of combined experience as an executive of publicly traded and privately held companies along with experience at a major accounting firm to our Board of Directors. Since September 2015, Mr. Pitstick has served as the Chief Financial Officer of privately held software company Seven Lakes Enterprises, Inc. Mr. Pitstick served as Executive Vice President from 2005 to 2007 and then as Chief Financial Officer from 2007 to 2015 of publicly traded Conversant, Inc. From 1995 to 2004, Mr. Pitstick worked for Ernst & Young LLP serving a broad range of clients in the technology, biotech and financial services industries, ultimately as a Senior Manager. Mr. Pitstick is a Certified Public Accountant (inactive) and received a Bachelor of Science in Accounting from the University of San Francisco.

John A. Pless has served as a member of our Board of Directors since 2007. Mr. Pless brings broad finance and corporate governance experience to our Board of Directors. Mr. Pless is a Managing Partner of TruArc Partners, LP, a successor business to Snow Phipps. Mr. Pless joined Snow Phipps at the inception of the firm in 2005 and became a Partner in 2012. Prior to his tenure with Snow Phipps, Mr. Pless worked as a Vice President at Guggenheim Merchant Banking and served as Associate Director in the Financial Institutions Group at UBS Investment Bank, the investment banking arm of UBS AG, where he worked on a wide range of mergers and acquisitions and capital raising transactions for banks and specialty finance companies. Mr. Pless currently serves on the boards of BlackHawk Industrial Distribution, Inc., Cascade Corp, EnviroFinance Group, LLC, HCTec, Inc., Ideal-Tridon Holdings, Inc. and Prototek Holdings LLC. He is also a board member of Little Wings Foundation, a family foundation financially assisting other non-profits working on issues like education, children’s health, international outreach and terminal diseases. Mr. Pless received a Bachelor of Arts in Economics from Middlebury College.

Joy L. Schaefer has served as a member of our Board of Directors since January 2020 and was elected as Lead Independent Director of our Board in February 2022. Ms. Schaefer brings to our Board of Directors a broad range of experience in a variety of asset classes including auto finance, residential mortgages, multi-family mortgages and home equity lending. Since August 2005, Ms. Schaefer has served as President of Golden Eagle Advisors, LLC, a consulting firm focused on organizational development and growth through strategic, operational and financial improvements. From 2005 until August 2018, Ms. Schaefer served as an operating partner of Snow Phipps. From 2002 until 2005, Ms. Schaefer served as President of JL Schaefer Consulting, a strategic, financial and operational consulting practice, advising privately held and family-owned businesses. In 2002, Ms. Schaefer served as President and Chief Operating Officer of Ameriquest Mortgage, a privately held mortgage banking company. From 1990 until 2002, Ms. Schaefer served in various senior management positions within the Westcorp family of companies, including as President and Chief Operating Officer of Westcorp, Inc., a publicly traded financial services holding company, Vice Chairman, Chief Executive Officer, President and Chief Operating Officer of WFS Financial, Inc., a publicly traded national automobile finance company and Chief Operating Officer, Senior Executive Vice President, Chief Financial Officer and Treasurer of Western Financial Bank, Inc. Earlier in her career, Ms. Schaefer was an audit manager for Ernst & Young. Ms. Schaefer currently serves on the board of directors of American Assets Trust, Inc. (NYSE: AAT). She is currently a director and the Treasurer of Young Presidents’ Organization - California Coast, a non-profit global leadership community of chief executives. Ms. Schaefer received a Bachelor of Science degree in Accounting from Illinois Wesleyan University.

Katherine L. Verner has served as a member of our Board of Directors since June 2021. With over 30 years of relevant business and investment experience, Ms. Verner brings to our Board vast knowledge of our industry. Verner is an executive vice president and portfolio manager in the Newport Beach office of Pacific Investment Management Company LLC (PIMCO), focused on asset management globally for PIMCO’s alternative business. She was previously a member of PIMCO’s executive office with responsibility for strategic initiatives, as well as a portfolio manager on the special situations team. Prior to joining PIMCO in 2014, she was a managing director of a startup NPL platform in Europe for Oaktree Capital; chief operating officer of two corporate finance companies, Goldman Sachs Specialty Lending Group and ORIX Finance and director of executive operations for Goldman’s international asset management platform. Ms. Verner has significant experience working on large complex transactions and platform startups in Europe and Asia, as well as in the U.S. Ms. Verner is currently a director of Comcar Industries (a transportation and logistics company, since 2016), First Guaranty Mortgage Corporation (since 2021) and was a director of Flexshopper, Inc. (a lease-to own financial technology company, from 2016 to 2018). She holds a master’s degree in real estate from the University of Denver. She received an undergraduate degree from Texas A&M in agricultural economics.

Board Skills, Experience and Demographic Information

Skills & Experience

Accounting and Audit Experience	●	●	●	●	●	●	●	●

Corporate Strategy & Business Development	●	●	●	●	●	●	●	●

Corporate Governance	●			●	●	●	●	●

Corporate Finance		●	●	●	●	●	●	●

Ethics / Social Responsibility Oversight	●			●			●

Financial Services	●	●	●	●	●	●	●	●

Executive Leadership & Management	●	●	●	●	●	●	●	●

Mergers & Acquisitions			●	●	●	●	●	●

Private Equity and Investments	●	●	●	●	●	●	●	●

Public Company Experience			●		●		●	●

Real Estate Industry Experience		●	●	●		●	●	●

Risk Oversight	●	●	●	●	●	●	●	●

Security Risk Experience	●		●				●

Demographic Background

Gender

Male		●	●	●	●	●

Female	●						●	●

Race/Ethnicity

African American / Black	●

Asian, Hawaiian or Pacific Islander		●

White / Caucasian			●	●	●	●	●	●

Hispanic / Latino

Native American

Age	53	39	56	58	48	45	62	54

The Board’s Role and Responsibilities

Risk Oversight

Our Board of Directors has extensive involvement in the oversight of risk management related to us and our business and accomplishes financial risk oversight by delegation to the Audit Committee. The Audit Committee represents the Board of Directors by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and legal matters that could have a significant impact on our financial statements. Through its meetings with and receipt of reports from management, including the finance, legal and internal audit functions, the Audit Committee reviews and discusses significant areas of our business and summarizes for the Board of Directors financial risks and appropriate mitigating factors.

In addition, our Board of Directors communicates regularly with management on operating performance, strategic reviews, potential transactions, legal and compliance matters, corporate policies and procedures as well as other business matters.

Information Security Risk

Among other things, Management has been tasked by the Board of Directors with identifying and mitigating information security risks.

Management has implemented a security awareness training platform to continually train users on computer safety. Monthly simulated phishing campaigns are used to test and assign training to users. Bi-annual company-wide training is also assigned to ensure all employees are staying current on the latest security threats and how to stay protected.

We have implemented a defense-in-depth strategy to protect all users, network assets and digital information. Perimeter network traffic is controlled by next-generation firewalls that conduct ant-malware, anti-spyware, DNS security, content filtering and threat analysis services on ingress and egress traffic. Endpoints, including servers, workstations, and laptops, run anti-malware agents that monitor for threats in real-time, in addition to scheduled scans of local storage for dormant malicious files. Workstations and laptops run DLP agents that monitor for unsanctioned data exfiltration of personal information data. All perimeter and endpoint data are collected in a detection and response platform that correlates the data and alerts the security operations team of potential security breaches. SaaS applications are monitored for malware and personal information data exfiltration using CASB services. E-mails are scanned with protection tools, in additional to other third-party e-mail security tools. The 3rd party email security service also monitors for personal information data loss. Vulnerability scanning services are utilized to continually scan all network assets for vulnerabilities and sends reports to our security operations teams for remediation.

We recognize that the risks and impacts of cyber based attacks are significant and increasing. Addressing any such incidents quickly and effectively is paramount to the continued operations of our business. We seek to track and investigate all cyber based incidents or incidents that impact our information systems. We adopted an incident response plan that requires us to assess and address such incidents in a timely manner. In the event of an incident, our Incident response team and management will focus on minimizing impact while securely and safely restoring disrupted services and systems.

Board Structure

Director Independence

In accordance with our Corporate Governance Guidelines, available on our website, www.velfinance.com, our Board of Directors undertook its annual review of director independence. During this review, our Board considered all transactions and relationships between us and each nominee for director or any member of such person’s immediate family. The purpose of this review is to determine whether any relationship or transaction is considered a “material relationship” that would be inconsistent with a determination that a director is independent. Our Board has not adopted any “categorical standards” for assessing independence.

Our Board affirmatively determined that each of our non-employee director nominees is independent. In making this determination, our Board reviewed the corporate governance rules of the New York Stock Exchange, the exchange where we have listed our common stock. The Board considered commercial, charitable, family and other relationships that directors or members of their immediate family have or have had with us. In addition, for our Audit Committee members, our Board also considered the requirements of Rule 10A-3 under the Exchange Act.

In particular, our Board considered that Messrs. Mantel and Pless were both equity partners of Snow Phipps Group, one of our largest shareholders, and are managing partners of TruArc Partners, a sub adviser to the Snow Phipps Group fund that owns our shares, and that until August 2018, Ms. Schaefer was an operating partner of Snow Phipps Group. Our Board also considered that Mr. Chiao and Ms. Verner are officers of Pacific Investment Management Company LLC, another one of our largest shareholders.

Our Board determined that these relationships are not material relationships and therefore do not affect our Board’s determination that these directors are independent.

Board Nominee Rights

In connection with our January 2020 initial public offering, we entered into a stockholders agreement granting rights to nominate up to four individuals to our Board of Directors and in connection with our sale of Series A Preferred Stock, we granted an additional right to nominate an individual to our Board. The following summarizes those rights:

●

Christopher Farrar has the right to nominate one director so long as he or his family continues to beneficially own at least 71,458 of our common shares – Christopher Farrar has nominated himself as a director

●

Snow Phipps has the right to nominate one director so long as they continue to beneficially own at least 1,506,563 shares of our common stock and the right to nominate a second director so long as they continue to beneficially own at least 3,013,125 shares of our common stock. Snow Phipps is also entitled to have one of their director nominees appointed to each of our Board’s Compensation Committee and Governance Committee, subject to qualification under applicable NYSE rules – Snow Phipps has nominated Alan Mantel and John Pless

●

Pacific Investment Management Company (PIMCO) has the right to nominate one director so long as they continue to beneficially own at least 1,506,563 shares of our common stock and the right to nominate a second director so long as they continue to beneficially own at least 1,623,377 shares of our common stock – PIMCO has nominated Katherine Verner and Michael Chiao

Executive Sessions

Our independent directors have the ability to meet at any time in executive session outside the presence of management. No formal Board action may be taken at any such executive sessions. Our Board Chair or a Committee Chair presides over each executive session and each non-management member of our Board has the authority to call such executive sessions. In the absence of our Board Chair, our Lead Independent Director presides over such sessions of the Board.

Directors and Board Committees

Our Board has standing Audit, Compensation and Governance Committees, each of which has adopted a written charter that is available on our website, www.velfinance.com.

Board of Directors

11 meetings in 2021 Board Chair Alan H. Mantel Lead Independent Director Joy L. Schaefer

All of our directors attended at least 75% of the meetings of our Board of Directors and Committees on which they served during 2021

We do not have a policy requiring director attendance at our Annual Shareholder Meetings, but we encourage all of our directors to attend

Other Members
Michael J. Chiao Dorika M. Beckett Christopher D. Farrar	John P. Pitstick John A. Pless Katherine L. Verner

Key Responsibilities

•	Evaluate our performance, plans and prospects

•	Supervise and direct management

•	Represent the interests of our shareholders

•	Manage succession planning of our executives

•	Designate Board Committee members

Audit Committee

7 meetings in 2021 Chair John P. Pitstick

Our Board’s Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm retained to audit our financial statements - The Audit Committee appointed RSM US LLP as our independent external auditor for 2022 – RSM US has served as our auditor since 2021

To assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm

In conjunction with the mandated rotation of our audit firm’s lead engagement partner, the Audit Committee and its Chair will be directly involved in the selection of our audit firm’s new lead engagement partner

Other Members

Joy L. Schaefer

Dorika M. Beckett

Our Board determined that each member of the Audit Committee is independent and satisfies the financial literacy expertise requirement of the listing standards of the NYSE and that each member of the Audit Committee is qualified as an audit committee financial expert as defined by SEC regulations

Key Responsibilities

•	Assist our Board in its oversight of our financial statements, internal audit function and internal control over financial reporting

•	Oversee our independent auditors and our audit, approve all services to be provided by our independent auditors and determine whether to retain or terminate our independent auditors

•	Assist our Board and management with legal and regulatory matters that could have a significant impact on our financial statements

•	Oversee our Whistleblower Policy and our Related Party Transaction Policy

•	Prepare the Audit Committee Report

Compensation Committee

4 meetings in 2021 Chair Alan H. Mantel Other Members Michael W. Chiao John P. Pitstick

Among other responsibilities, our Compensation Committee has the responsibility to consider whether our compensation policies and practices reward employees for imprudent risk taking and has determined that our compensation policies and practices are not reasonably likely to have a material adverse effect on us. None of our Compensation Committee members were employed by us or served as an officer for us. During 2021, none of our executive officers served on any compensation committee or other board committee performing equivalent functions of another entity, one of whose executive officers was a member of our Board of Directors or a member of our Compensation Committee.

Key Responsibilities

•	Establish and review our overall compensation philosophy

•	Review and approve corporate goals and objectives relevant to the compensation of our executive officers, evaluate their performance and approve their compensation

•	Oversee the development and implementation of compensation programs, including our incentive compensation plans and equity-based plans

•

Review our executive compensation programs to determine whether they are effective in achieving their intended purposes and take steps to modify any executive compensation program to enhance the alignment of payments and benefits with executive and corporate performance and our business strategy

•	Retain, evaluate and assess the work of the Committee’s independent compensation consultant

•	Review and recommend to our Board any changes to director compensation

•	Prepare the Compensation Committee Report

Governance Committee

3 meetings in 2021 Chair John A. Pless Other Members Joy L. Schaefer Dorika M. Beckett

A key function of our Governance Committee is to assist our Board by identifying qualified Board candidates and recommending candidates to our Board who will be instrumental to our growth and success - as noted earlier, the Committee takes into consideration such factors as it deems appropriate, which may include:

●   Judgment, skill, diversity, experience with businesses and other organizations of comparable size

●   The interplay of the candidate’s experience with the experience of other Board members

●   Extent to which the candidate would be a desirable addition to our Board and its Committees

Recently tasked with oversight of our ESG and sustainability efforts

Key Responsibilities

•	Recommend individuals to our Board for nomination, election or appointment as members of our Board

•	Oversee our Environmental, Social, and Corporate Governance standards and sustainability practices and policies

•	Oversee the evaluation of our Board

•	Oversee the evaluation and succession planning of management

•	Develop and recommend to the Board of Directors a set of corporate governance principles

•	Review the adequacy of our Certificate of Incorporation and Bylaws and recommend amendments to the Board of Directors

Board Practices, Processes and Policies

Corporate Governance Initiatives

As stated in last year’s proxy, we made a commitment to review and improve upon our corporate governance policies. To that end, in early 2022, our Governance Committee and Board implemented multiple corporate governance enhancements to strengthen our Board’s independence, ensure robust risk oversight and bolster alignment, communication and transparency with our shareholders. Below are some of our current initiatives:

Incentive Compensation Clawback Policy

The Compensation Committee adopted a policy that allows the Compensation Committee to claw back cash bonuses and equity awards from an executive if the Committee determines that such compensation was overpaid as a result of a restatement of the reported financial results of the Company or any of its segments due to material non-compliance with financial reporting requirements caused or contributed by the executive’s fraud, willful misconduct or gross negligence.

Individual Board Member Performance Evaluations

Our Board adopted a requirement for each Board member to conduct an annual individual self-assessment.

Director and CEO Stock Ownership Guidelines

Our Corporate Governance Guidelines now require our directors and CEO to acquire ownership positions in our common equity securities equal to (i) for the CEO, five times the CEO’s annual salary and (ii) for each independent Director, four times the annual cash retainer paid to directors. Messrs. Mantel and Pless as partners and director designees of Snow Phipps, our largest shareholder, and Ms. Verner and Mr. Chiao, as officers and director designees of PIMCO, our second largest shareholder, are prohibited by internal policies and procedures from personally holding our shares and are therefore not subject to our director stock ownership requirement. Furthermore, these four directors are not entitled to and do not receive compensation from us for serving on our Board.

Director Retirement Age

Our Corporate Governance Guidelines now requires a director, upon reaching 75 years of age, to tender his or her resignation to the Board with an effective date no later than the next annual shareholder meeting.

Stock Pledging and Anti-Hedging Policy

Our Securities Trading Policy now expressly prohibits stock pledging as well as hedging transactions involving our securities. Directors and executive officers are prohibited from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan. We prohibit hedging by our directors, executives and employees because we believe that hedging against losses in our securities breaks the alignment between our shareholders and our personnel that equity grants are intended to build. Our anti-hedging policy also prohibits direct and indirect short selling and derivative transactions involving our securities, other than the exercise of any options issued by us to our employees or directors.

Board Leadership and Diversity

We adopted a requirement that the Governance Committee and the Board shall ensure that a female director shall hold at least one Chair of a Committee or be appointed as Board Chair or Lead Independent Director. The Governance Committee recommended, and the Board appointed, Joy Schaefer to the position of Lead Independent Director.

Our Corporate Governance Guidelines now also requires that women and underrepresented candidates shall be among every pool of individuals from which new Board nominees are chosen.

Majority / Plurality Vote Standards and Director Resignation Policy

Our Bylaws now require a majority vote standard for uncontested elections of directors and a plurality vote standard for contested director elections. Our Board also adopted a policy that Directors are expected to tender an advance resignation. The advance resignation becomes effective for a particular director following an uncontested election of directors where that director nominee did not receive the affirmative vote of a majority of the votes cast and our Board accepts the resignation.

Shareholder Rights

Our Board of Directors approved, subject to shareholder approval, amendments to our certificate of incorporation allowing shareholders to vote by written consent and to call special meetings. Additional information on these amendments are contained in this proxy statement.

Related Person Policy and Transactions

Our Board has adopted a written policy for the review, approval and ratification of transactions that involve related persons and potential conflicts of interest. Our Related Person Transaction Policy applies to the following Related Persons: each of our directors and executive officers, any security holder who is known to own more than five percent of our shares, any immediate family member of any of the foregoing persons, any entity of which one of our directors is a director or officer and any entity of which one of our directors has a substantial financial interest.

Under our Related Person Transaction Policy, a covered transaction includes a transaction or arrangement involving us and a Related Person that would require disclosure in our filings with the SEC as a transaction with a Related Person.

Related Persons must disclose to the Audit Committee any potential covered transaction and must disclose all material facts with respect to such interest. All covered transactions will be reviewed by the Audit Committee for approval or ratification. In determining whether to approve or ratify such a transaction, the Audit Committee will consider the relevant facts and circumstances which may include factors such as the relationship of the Related Person with us, the materiality or significance of the transaction to us and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to us on an arms-length basis, the impact of the transaction on our business and operations – and ultimately, whether the proposed transaction is or is not in our best interests.

The following transactions have all been approved or ratified in accordance with our Related Person Transaction Policy:

In the ordinary course of business, we sell held for sale loans to various financial institutions. From time to time, an affiliate of PIMCO has purchased such loans from us through an arm’s length bidding process. In March 2021, an affiliate of PIMCO purchased four held for sale loans from us for approximately $510,226.

Spencer Farrar and Tess Meads, two adult children of Mr. Farrar, were both employed by us during 2021 as account executives. They were compensated in accordance with our typical compensation arrangements for the positions they held and for calendar year 2021, Spencer Farrar was paid $150,170 and Tess Meads was paid $146,269. As of the end of 2021, Spencer Farrar was no longer employed by us.

None of our directors or executives participated in any related party transactions with us during 2021.

Director Compensation

2021 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)

Dorika M. Beckett	95,000	95,000	190,000

Michael W. Chiao	-	-	-

Alan H. Mantel	-	-	-

John P. Pitstick	105,000	95,000	200,000

John A. Pless	-		-

Joy L. Schaefer	95,000	95,000	190,000

Katherine L. Verner	-	-	-

(1)	The PIMCO and Snow Phipps nominated directors, Messrs. Chiao, Mantel and Pless and Ms. Verner, and our CEO, Christopher Farrar, do not receive director compensation from us.

(2)

$95,000 represents the grant date fair value of each equity award as computed in accordance with FASB ASC Topic 718. At December 31, 2021, Ms. Beckett, Ms. Schaefer and Mr. Pitstick each held 12,500 options and 8,837 shares of restricted stock.

Our 2021 director compensation consisted of the following:

•	Board member cash retainer of $75,000 per year
•	Committee member cash retainer of $10,000 per year for each committee
•	Committee chair retainer of $10,000 per year for each committee chair
•	$95,000 restricted stock grant per year (issuable upon re-election at the annual shareholder meeting)

Executive Compensation Matters

Proposal II	Advisory Vote on 2021 Executive Compensation

✓ The Board recommends a vote FOR approval of the resolution below approving executive compensation

We provide our shareholders with the annual opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules. The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our Named Executive Officers. We value this vote as important feedback from our shareholders.

We believe that there should be a strong link between executive compensation and our performance and the performance of our Named Executive Officers. This Proxy Statement contains a detailed description of the 2021 compensation of our Named Executive Officers. The Compensation Committee and our Board of Directors believe that our policies and procedures are effective in achieving our goals and that the compensation of our Named Executive Officers will contribute to our long-term success.

Accordingly, we ask our shareholders to vote on the following resolution:

Resolved, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure is approved.

Compensation Committee Report

The function of the Compensation Committee is to advise senior management on the administration of our compensation programs and plans, review and approve corporate goals and objectives relevant to CEO compensation, review and approve corporate goals and objectives relevant to the compensation of our other executive officers, evaluate the performance of the executive officers in light of those goals and objectives, set the executive officers’ compensation levels based on this evaluation and assist our CEO in formulating compensation programs applicable to our senior management.

Our Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis section of this Proxy Statement. Based upon the reviews and discussions, we have recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors

Alan H. Mantel – Chair

Michael W. Chiao

John P. Pitstick

Compensation Discussion and Analysis

Overview

The Committee’s Role

As a guiding mandate, our goal is to implement an executive compensation plan that reflects our shareholders’ desires and adheres to industry best practices.

Our Compensation Program Practices
✓ Clear link between pay and performance ✓ 100% of our equity incentive compensation is subject to vesting and forfeiture ✓ No golden parachute payments ✓ No tax gross-ups	✓ No pledging or hedging of our stock ✓ Clawback policy ✓ Engagement of an independent compensation consultant

Our compensation process is determined by our Compensation Committee, in consultation with our CEO. The Committee considered the views of Mr. Farrar, their assessments of our executives’ individual performance and ranges of peer compensation in approving 2021 executive compensation.

Role of the Compensation Consultant

The Compensation Committee retained Mercer (US) Inc. as an independent compensation consultant to assist the Compensation Committee with conducting a review of our executive compensation practices, an examination of relevant peer and industry practices and recommendations for 2021 compensation.

Tasks for Mercer and our Compensation Committee
✓ Define the appropriate market comparator group (our peers) for compensation purposes ✓ Evaluate our executive officer compensation against the market	✓ Define 2021 incentive program alignment

Our Compensation Committee considered whether any conflicts of interest would arise due to its 2021 engagement of Mercer. Mercer previously provided compensation consulting services to us and was paid $25,000 during 2019 and $21,138 during 2020. The Compensation Committee reviewed and analyzed Mercer’s prior services to and compensation from us and all other factors deemed relevant and required by SEC rules and concluded that the proposed engagement of Mercer by our Compensation Committee for executive compensation work did not raise a conflict of interest and that Mercer remained independent.

Peer Selection

We and our compensation consultant analyzed comparable peer compensation as a general frame of reference for considering the appropriateness of our executive compensation programs and to ensure our executive officers are appropriately aligned with peers.

Our selected peer group also represents companies that have a fair amount in common with our business and, hence, are reasonably comparable for purposes of relative performance:

•

We identified companies in the financial services and real estate lending industry, particularly with assets in size similar to ours (with some smaller and some larger) – a metric Mercer identified as the most significant for our industry for peer selection

•	We identified companies that might attempt to hire away our executives or are competitive with us in the hiring of employees

Our Compensation Committee conducted an analysis of comparable peer compensation as a general frame of reference for considering the appropriateness of our executive compensation programs and to ensure our CEO and other executive officers’ compensation is aligned with peers.

Our list of peers stayed the same from our 2020 peer group. The following 15 companies were used as compensation peers for our 2021 and 2022 compensation programs:

Peer Companies

Ladder Capital Corp

Arbor Realty Trust, Inc.

Dynex Capital, Inc.

iStar Inc.

Impac Mortgage Holdings, Inc.

American Assets Trust, Inc.

Main Street Capital Corporation

Walker & Dunlop, Inc.

Hercules Capital, Inc.

Alerus Financial Corporation

NMI Holdings, Inc.

Broadmark Realty Capital Inc.

Marlin Business Services Corp.

Blucora, Inc.

WisdomTree Investments, Inc.

The Compensation Committee believes the peer group provided an appropriate benchmark given the size and scope of our firm. Target compensation should be sufficiently competitive with industry peers to attract and retain executives with similar levels of experience, skills and responsibilities. Peer group data serves as an important and informative reference point in evaluating our executive compensation. Our Compensation Committee compared the components of our 2021 compensation program as well as total compensation to the peer group data and determined that our 2021 compensation program was appropriate and competitive.

The below analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program and each material element of compensation for the fiscal year ended December 31, 2021 that we provided to each person who served as our principal executive officer and our other two most highly compensation executive officers during 2021, all of whom we refer to collectively as our Named Executive Officers.

Our 2021 Named Executive Officers

Our Named Executive Officers for the fiscal year ended December 31, 2021 were as follows:

•	Christopher D. Farrar, Chief Executive Officer

•	Mark R. Szczepaniak, Chief Financial Officer

•	Jeffrey T. Taylor, Executive Vice President, Capital Markets

Executive Compensation Objectives and Philosophy

The goal of our executive compensation program is to create long-term value for our investors while at the same time reward our executives for superior financial and operating performance and encourage them to remain with us for long, productive careers. We believe the most effective way to achieve this objective is to design an executive compensation program rewarding the achievement of each executive and aligning executives’ interests with those of our investors by using equity as a component of compensation. The following are the core elements of our executive compensation program:

•

Market Competitive: Compensation levels and programs for executives, including our Named Executive Officers, should be competitive relative to the marketplace in which we operate - it is important for us to understand what constitutes competitive pay in our market and build strategies to attract the high caliber talent we require to manage and grow our business

•

Performance-Based: A portion of executive compensation should be performance-based pay that is “at risk,” based not only on our results, but also on the movement of our stock price - rewarding both organizational and individual performance

•	Investor Aligned: Incentives should be structured to create a strong alignment between executives and investors on both a short-term and a long-term basis

By incorporating these elements, we believe our executive compensation program is responsive to our investors’ objectives and effective in attracting, motivating and retaining the level of talent necessary to grow and manage our business successfully.

Process for Determining Compensation

Following the end of the year, our Compensation Committee reviews our CEO’s performance and our performance and meets (with and without the CEO) to conduct these evaluations. While our Compensation Committee tries to ensure that a substantial portion of the CEO’s compensation is directly linked to his performance and the performance of our business, our Compensation Committee also seeks to set his compensation in a manner that is competitive with compensation for similarly performing executive officers with similar responsibilities in companies we consider our peers.

In determining the compensation of each of our other executive officers, our Compensation Committee seeks the input of the CEO. At the end of each year, the CEO assesses our executive officers’ performance against the business unit (or area of responsibility), individual goals and objectives and total compensation available to similarly situated executives at our peers. Our Compensation Committee and the CEO then review the CEO’s assessments and discuss and approve the compensation for each executive officer.

Considerations in Setting 2021 Compensation

Our Compensation Committee believes that the total 2021 compensation for our executive officers was competitive while at the same time being responsible to our investors.

The following is a summary of key considerations that affected the development of 2021 compensation decisions for our executive officers:

•

Use of Market Data.   We established general target compensation levels that are consistent with market practice and internal equity considerations (including position, responsibility and contribution) relative to base salaries, cash bonuses and long-term equity compensation, as well as with the assessment of the appropriate pay mix for a particular executive. To gauge the competitiveness of our compensation programs, we, with the assistance of Mercer, reviewed compensation practices and pay opportunities from our 2021 list of financial services and real estate lending industry peers. We attempt to position compensation to attract and retain qualified executive officers in the face of competitive pressures in relevant markets.

•	Emphasis on Performance. Our compensation approvals correlated with executive performance.

•

Importance of Our Results.   In determining the amount of cash bonus for each executive officer, we considered performance with respect to our success in implementing our short-term business strategies that yield long-term benefits, such as increasing or maintaining the amount of loans in our portfolio, credit quality and portfolio earnings. Our Board of Directors believes it is important to hold our executive officers accountable for our overall results.

We expect that going forward, the Compensation Committee will adhere to the compensation philosophy described above. In addition, we anticipate that the Compensation Committee will continue to retain an independent compensation consultant from time to time.

Elements of 2021 Compensation Program

There are three key components of our executive compensation program for our Named Executive Officers:

•	Base Salary

•	Cash Incentive Bonus

•	Long-term equity incentive compensation

We believe that offering each of the components of our executive compensation program is necessary to remain competitive in attracting and retaining talented executives. Base salaries and discretionary cash bonuses are designed to reward executives for their performance and our performance. Furthermore, the cash incentive bonus and long-term equity incentive compensation align the executive’s goals with our goals and those of our shareholders. The components of incentive compensation (the cash bonus and equity awards) are significantly “at risk,” as the cash bonuses and the value of the equity awards depend on our business successes. Collectively, these components are designed to reward and influence an executive’s individual performance and our short-term and long-term performance.

Base Salary

We pay our Named Executive Officers base salaries to compensate them for services rendered each year at a pre-established amount. The following table summarizes the annual base salaries for the year ended December 31, 2021 of our Named Executive Officers:

Name	2021 Salary ($)

Christopher D. Farrar	600,000

Mark R. Szczepaniak	375,000

Jeffrey T. Taylor	300,000

Effective for 2022, the base salaries of each of Messrs. Farrar, Szczepaniak and Taylor were increased to $630,000, $393,750 and $315,000, respectively.

Performance-Based Cash Incentive Bonus

In addition to receiving base salaries, our Named Executive Officers are eligible to receive cash incentive bonuses. Cash bonuses are designed to incentivize our Named Executive Officers at a variable level of compensation that is “at risk,” based on our performance and the performance of each executive. Bonuses are awarded at the discretion of the Compensation Committee, with input from our CEO.

Our Compensation Committee approved fiscal year 2021 target bonuses for our Named Executive Officers in January 2021. In lieu of awarding discretionary cash bonuses following year end, in August 2021 our Compensation Committee adopted the FY 2021 incentive program that provided that actual cash bonus amounts for the Named Executive officers would be formulaically based 50% on our 2021 adjusted pre-tax operating income and 50% on individual and corporate performance objectives. Under the incentive program, each Named Executive Officer could have been awarded between 0% – 200% of that officer’s target bonus. Although adopted in August 2021, adjusted pre-tax operating income for FY 2021 was substantially uncertain at that time and Compensation Committee believed that the Threshold, Target and Maximum performance amounts were fair.

Performance Metric - Adjusted Pre-tax Operating Income:

	Below Threshold	Threshold	Target	Maximum

Adjusted Pre-Tax Operating Income*		$27.5 Million	$30 Million	$37.5 Million

Payout as % of Target Bonus	0%	25%	50%	100%

* Adjustments are allowed to take into account, among other things, the effects of (i) acquisitions and strategic transactions, (ii) changes to capitalization, (iii) unusual or non-recurring accounting impacts or changes in accounting standards or treatment and (iv) unusual or extraordinary items.

Performance Metric - Individual and Corporate Performance:

	Below Threshold	Threshold	Target	Maximum

Individual Assessment	Did Not Meet Minimum Expectations	Met Minimum Expectations	Met Expectations	Exceeded Expectations

Payout as % of Target Bonus	0%	25%	50%	100%

Individual and corporate performance consisted of the following:

•	Asset quality and overall corporate risk management
•	Demonstration of leadership and decision making
•	Participation in and promotion of strategic initiatives
•	Showing inter department cooperation and team building
•	Successful completion of special projects

Formulaic Outcome:

Our Adjusted Pre-Tax Operating Income for FY 2021 was $39.8 million, although no adjustment to our pre-tax operating income was deemed necessary by our Compensation Committee. As our Adjusted Pre-Tax Operating Income of $39.8 exceeded the $37.5 million “Maximum” performance under our 2021 incentive program, each of our Named Executive Officers was entitled to an amount equal to 100% of his target bonus for 2021.

The Compensation Committee then discussed the individual and corporate performance metric with our CEO and concluded that each Named Executive Officer had at least equaled or exceeded the “Met Expectations” target. In particular, the Compensation Committee noted that the firm’s asset quality improved with trends increasing and that the Named Executive Officers did an exemplary job of managing growth. Using the result of “Met Expectations,” each of our Named Executive Officers was entitled to an additional amount equal to 50% of his target bonus for 2021.

Based on our Adjusted Pre-Tax Operating Income for FY 2021 and the Compensation Committee’s conclusions regarding individual and corporate performance, each of our Named Executive Officers could have received up to 150% of his target cash bonus for 2021. Our Compensation Committee, with the input from our CEO, determined to reduce the 2021 incentive cash bonuses from the formulaic outcomes to the amounts set forth in the table below.

The following table provides the cash incentive bonus targets, the formulaic outcome of our FY 2021 incentive program and actual cash bonuses awarded to each Named Executive Officer in 2021. Each bonus was paid in January 2022 but is reflected as 2021 compensation.

Name	2021 Target Bonus	2021 Cash Incentive Formulaic Outcome	2021 Cash Incentive Bonus Awarded
Christopher D. Farrar	$700,000	$1,050,000	$760,000
Mark R. Szczepaniak	$300,000	$450,000	$405,000
Jeffrey T. Taylor	$240,000	$360,000	$330,000

As equity incentive compensation for FY 2022, in February 2022, our Compensation Committee approved the FY 2022 Annual Cash Incentive Program for our Named Executive Officers. The Compensation Committee approved fiscal year 2022 target bonuses for our Named Executive Officers and approved Core Net Income Annual Growth for the year ending December 31, 2022 as the performance metric and individual performance objectives for determining cash bonus opportunities for the 2022 fiscal year.

Long-Term Equity Incentive Compensation

In addition to base salary and cash bonus compensation, each of our Named Executive Officers was provided long-term equity incentive compensation. The use of long-term equity incentives creates a link between executive compensation and our long-term performance, thereby creating alignment between executive and investor interests.

Equity awards under our 2021 Omnibus Incentive Plan are designed to reward our Named Executive Officers for long-term shareholder value creation and provide a means through which to attract and retain key personnel. Granting equity provides a means whereby our directors, officers and employees become shareholders, thereby strengthening their commitment to our welfare and aligning their interests with those of our other shareholders.

For fiscal year 2021, we granted restricted stock with a pro rata three-year vesting schedule to our Named Executive Officers. The following table provides the grant date fair value of these long-term equity incentives granted to each Named Executive Officer:

Name	2021 Value of Restricted Stock
Christopher D. Farrar	$1,267,200
Mark R. Szczepaniak	$422,400
Jeffrey T. Taylor	$422,400

As equity incentive compensation for FY 2022, in February 2022, our Compensation Committee granted to each of Messrs. Farrar, Szczepaniak and Taylor 45,000, 15,000 and 15,000 shares, respectively, of restricted stock and 45,000, 15,000 and 15,000, respectively, target number of performance-based stock units. The performance-based stock units will only vest at the end of three years if our average Core Net Income annual growth over a 3-year period meets or exceeds the threshold growth rate approved by our Compensation Committee.

Other Considerations

•	None of our Named Executive Officers have employment agreements with us

•

Our Incentive Compensation Clawback Policy authorizes our Compensation Committee to reduce, cancel or recoup cash and equity awards if the Committee determines, in its discretion, that such compensation of an officer or employee was overpaid as a result of a restatement of our reported financial results due to material non-compliance with financial reporting requirements caused or contributed, directly or indirectly, by such officer or employee’s fraud, willful misconduct or gross negligence

•	Total compensation for our Named Executives Officers was significantly below the median total compensation paid by our peers

Compensation Risk Management

Our Compensation Committee has considered whether our compensation policies and practices reward employees for imprudent risk taking and has determined that our compensation policies and practices are not reasonably likely to have a material adverse effect on us. The Compensation Committee’s assessment will be conducted annually. Management reviews with our Compensation Committee our compensation programs, focusing on incentive programs, risks and mitigation factors. Based on the totality of this information, the Compensation Committee determines whether any portion of such compensation encourages excessive risk taking and concludes whether or not our compensation programs are reasonably likely to have a material adverse effect on us.

In assessing risks, our Compensation Committee considers mitigating factors such as the multiple elements of our compensation packages, including base salary, cash bonuses, equity awards that are subject to vesting conditions, our ability to implement and enforce our clawback policy and other factors deemed relevant by the Committee.

Tax Considerations

Our Compensation Committee is aware that tax deductions for executive pay in excess of $1 million per year is not deductible for tax purposes. Our Compensation Committee awards executive compensation based on the factors described above, notwithstanding the non-deductibility of certain amounts.

Executive Compensation Tables

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	All Other Compensation(2) ($)	Total ($)

	2021	600,000	—	1,267,200	—	760,000	20,184	2,647,384

Christopher D. Farrar	2020	450,000	600,000	—	1,470,000	—	18,419	2,538,419

Chief Executive Officer

	2021	375,000	—	422,400	—	405,000	8,850	1,211,250
Mark R. Szczepaniak	2020	325,000	165,000	—	392,000	—	8,848	890,848
Chief Financial Officer

	2021	300,000	—	422,400	—	330,000	21,498	1,073,898

Jeffrey T. Taylor	2020	275,000	250,000	—	392,000	—	44,719	961,719

Executive Vice President, Capital Markets

(1)

Grant date fair value of stock and options under our Incentive Plan in accordance with GAAP. More information on the valuation assumptions relating to stock and option awards granted in 2020 can be found in Note 19 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(2)	The amounts reported in the “All Other Compensation” column for fiscal year 2021 include the following:

•	Mr. Farrar: matching contribution amount of $8,700 under our 401(k) Plan; reimbursement for medical insurance premiums in the amount of $11,334 and the value of Velocity branded apparel

•	Mr. Szczepaniak: matching contribution amount of $8,700 under the 401(k) Plan and the value of Velocity branded apparel

•	Mr. Taylor: matching contribution amount of $8,700 under our 401(k) Plan; reimbursement for medical insurance premiums in the amount of $12,648 and the value of Velocity branded apparel

Some of the items under this caption constitute taxable income to the Named Executive Officers. These amounts are reported as taxable income for the executives pursuant to IRS rules which differ from the SEC reporting rules used to report the amounts reflected in this table and these notes.

None of our Named Executive Officers had pensions or qualified deferred compensation earnings required to be reported above.

2021 Compensation Plan Outcomes

Grants of Plan-Based Awards in 2021

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards
		Threshold	Target	Maximum
Christopher D. Farrar	1/15/2021	—	—	—	180,000	$1,267,200
Christopher D. Farrar	8/26/2021	$350,000	$700,000	$1,400,000	—	—
Mark R. Szczepaniak	1/15/2021	—	—	—	60,000	$422,400
Mark R. Szczepaniak	8/26/2021	$150,000	$300,000	$600,000	—	—
Jeffrey T. Taylor	1/15/2021	—	—	—	60,000	$422,400
Jeffrey T. Taylor	8/26/2021	$120,000	$240,000	$480,000	—	—

Outstanding Equity Awards at Fiscal Year-End 2021

Option Awards

This table provides information on the holdings of option awards by our Named Executive Officers at December 31, 2021.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

Christopher D. Farrar	1/16/2020	125,000	250,000	$13.00	1/16/2030

Mark R. Szczepaniak	1/16/2020	33,333	66,667	$13.00	1/16/2030

Jeffrey T. Taylor	1/16/2020	33,333	66,667	$13.00	1/16/2030

These options were granted on January 16, 2020 and vest in three equal installments on the first three anniversaries of the grant date, subject to continued service on the vesting date.

Stock Awards

This table provides information on the holdings of stock awards by our Named Executive Officers at December 31, 2021. No equity incentive plan awards with remaining performance conditions were outstanding during 2021.

Name	Grant Date(1)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(2)

Christopher D. Farrar	1/15/2021	180,000	$2,466,000

Mark R. Szczepaniak	1/15/2021	60,000	$822,000

Jeffrey T. Taylor	1/15/2021	60,000	$822,000

(1)	These shares were granted on January 15, 2021 and vest in three equal installments on the first three anniversaries of the grant date, subject to continued service on the vesting date.
(2)	Market value of unvested awards is based on $13.70, the NYSE closing price of our common stock on December 31, 2021.

Option Exercises and Stock Vested in Fiscal 2021

No stock vested during 2021 nor did any of our Named Executive Officers exercise options during 2021.

Pension Benefits in 2021

None

Non-Qualified Deferred Compensation

None

Potential Payments upon Termination of Employment or Change-in-Control

The following information describes and quantifies certain compensation that would become payable under then-existing agreements and plans if the Named Executive Officer’s employment had terminated on December 31, 2021.

Named Executive Officer Termination Payments

No Severance Payments

None of our executive officers are entitled to any severance payments.

Summary of Payments upon Termination or Change-in-Control

The table below shows the estimated value of payments to which a named executive officer would have been entitled if the executive’s employment had been terminated on December 31, 2021. For purposes of valuing these amounts, we made the following assumptions:

•

All unvested options would have fully vested in the event of a change in control (a majority takeover of us or our Board or the sale of substantially all of our assets) and during the 12 months thereafter the executive’s employment was terminated without cause (cause meaning willful neglect in performing duties, egregious conduct, commission of serious crimes or similar conduct), by the executive for good reason (such as material diminution of compensation or responsibilities or requiring the executive to relocate) or due to the executive’s death or disability and the value of such vested options are included below under Involuntary Termination Following a Change-in-Control

•

Options which immediately vest upon termination of employment following a change in control are valued at $0.70, the difference between $13.70, the NYSE closing price of our common stock on December 31, 2021, and the $13.00 option exercise price per share

•	Shares of restricted stock which immediately vest upon death or disability are valued at $13.70, the NYSE closing price of our common stock on December 31, 2021

Name	Involuntary Termination Following a Change-in-Control	Termination Following a Change in Control	Retirement	Involuntary Termination	Death or Disability

Christopher D. Farrar	$175,000	—	—	—	$2,466,000

Mark R. Szczepaniak	$46,667	—	—	—	$822,000

Jeffrey T. Taylor	$46,667	—	—	—	$822,000

Audit Matters

Proposal III	Ratification of Independent Auditors
✓ The Board recommends a vote FOR the ratification of RSM US LLP as our independent auditors

The Audit Committee selected RSM US LLP as our independent registered public accounting firm (our independent auditors) for 2022, and we are requesting our shareholders to ratify this selection. This proposal is being submitted to shareholders because we believe that this action follows sound corporate practice and is in the best interests of the shareholders. If the shareholders do not ratify the selection, such a vote will not be binding, but the Audit Committee will reconsider the selection of independent auditors. If the shareholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Committee believes that this change would be in our and our shareholders’ best interests.

Prior Change in Our Independent Registered Public Accounting Firm

On May 26, 2021, the Audit Committee of our Board of Directors approved the engagement of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. This approval followed the determination by the Audit Committee on May 26, 2021 that the engagement of our auditor for the last ten years, KPMG LLP, would cease effective May 26, 2021.

The report of KPMG LLP dated March 16, 2021 on our consolidated financial statements for the fiscal years ended December 31, 2019 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for a modification to identify a change in accounting principles as of January 1, 2020 as a result of our adoption of Accounting Standards Update 2016-13, Financial Instruments- Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.

During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim period through May 26, 2021, there were: (i) no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference thereto in their reports on the consolidated financial statements for such fiscal years and (ii) no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, other than the material weakness in internal control over financial reporting identified and disclosed by us in our Form 10-K for the year ended December 31, 2019 and the remediation of such material weakness as disclosed in our Form 10-K for the year ended December 31, 2020 relating to controls to properly document and review relevant facts and apply the appropriate tax accounting which impacted deferred tax asset and income tax benefit accounts.

We did not consult with RSM during our two most recent fiscal years prior to May 26, 2021 regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us or oral advice was provided that RSM concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Fees Paid to Our Independent Auditors

The following table sets forth the aggregate fees incurred by us for 2021 relating to services performed by RSM US LLP and 2020 relating to services performed by KPMG:

	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Audit Fees	$1,278,516	$1,027,500
Audit-Related Fees	30,000	35,000
Tax Fees		-
All Other Fees		-
	$1,308,516	$1,062,500

A description of the types of services provided in each category is as follows:

•	Audit Fees - Includes fees associated with the audit of our annual financial statements and consents and assistance with and review of registration statements filed with the SEC

•	Audit-Related Fees – Includes fees associated with the Uniform Single Attestation Program attest engagement

•	Tax Fees - Includes fees associated with tax compliance, advice and planning

The Board considered whether providing the non-audit services included in this table was compatible with maintaining RSM US LLP’s independence and concluded that it was.

Audit Committee Pre-Approval Process

Consistent with SEC policies regarding auditor independence and our Audit Committee’s charter, the Audit Committee has responsibility for engaging, setting compensation for and reviewing the performance of our independent auditor. In exercising this responsibility, the Audit Committee has established procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor and pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement.

We have been advised that representatives of RSM US LLP will attend the Annual Meeting and will have an opportunity to make a statement.

Audit Committee Report

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with generally accepted accounting principles and applicable laws and regulations. Our independent auditors during 2021, RSM US LLP, were responsible for performing an independent audit of our financial statements in accordance with the standards of the United States Public Company Accounting Oversight Board (PCAOB) and expressing an opinion as to the conformity of our financial statements with generally accepted accounting principles. Our independent auditors had free access to the Audit Committee to discuss any matters they deemed appropriate.

In performing our oversight role, the Audit Committee reviewed and discussed our audited financial statements with each of management and our independent auditors and discussed with our independent auditors the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees, as required by the PCAOB. The Audit Committee has received the written disclosures and letters from our independent auditors in accordance with the applicable requirements of the PCAOB regarding auditor independence and has discussed with the auditors the auditors’ independence. Based on the reports and discussions described in this Report, the Audit Committee recommended to our Board that our audited financial statements for 2021 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors

John P. Pitstick - Chair

Joy L. Schaefer

Dorika M. Beckett

Proposal IV	Approve Our Amended and Restated 2020 Omnibus Incentive Plan

✓ TheBoard recommends a vote FOR this proposal

Summary

We are asking our shareholders to approve an amendment and restatement of our 2020 Omnibus Incentive Plan (the “2020 Plan”), in order to increase the number of shares of our common stock reserved for issuance under the 2020 Plan by an additional 1,250,000 shares and to implement other changes discussed below (the “Amendment”). The Amendment was approved by the Board, subject to shareholder approval, and the Board recommends that shareholders vote in favor of this proposal.

•	If shareholders approve this proposal, then the Amendment will become effective as of the date of shareholder approval

•

If shareholders do not approve this proposal, then the Amendment will not take effect and the 2020 Plan will continue in effect in its present form and we will continue to grant awards under the terms of such plan until the shares remaining available for issuance are exhausted

Our executive officers and directors have an interest in this proposal by virtue of being eligible to receive equity awards under the 2020 Plan. As discussed more fully below, our Compensation Committee granted an aggregate 102,750 performance-based stock units to our executive and other officers and there are insufficient shares remaining under the 2020 Plan to issue common stock otherwise issuable in respect of such awards if the Amendment is not approved and the target level of performance under such awards is exceeded (as shares in excess of the target level of performance may not vest if the Amendment is not approved by our shareholders). Additionally, there are insufficient shares remaining under the 2020 Plan to issue restricted stock awards as director compensation to our directors who are re-elected to our Board at the Annual Meeting. The remainder of this discussion, when referring to the 2020 Plan, refers to the amended and restated 2020 Plan as if this proposal is approved by our shareholders, unless otherwise specified or the context otherwise references the 2020 Plan prior to the amendment and restatement.

Our continuing ability to offer equity incentive awards under the 2020 Plan is critical to our ability to attract, motivate and retain qualified personnel. The Amendment is essential to meet our forecasted needs in respect of equity incentives.

Corporate Governance Best Practices:

The 2020 Plan provides for the following good corporate governance practices:

•	Requirement for shareholder approval for any repricing of options or stock appreciation rights

•	Administered by a committee composed of independent directors

•	No automatic single-trigger vesting upon a change in control

•	Clawback provisions

•	Limitations on share recycling

•	Minimum vesting period for all awards (subject to certain exceptions)

•	Specific limits on total director compensation

•	No dividends will be paid on any unvested award until the award vests

The Amendment is necessary to promote our long-term success and the creation of shareholder value by:

•	Enabling us to continue to attract and retain the services of key employees who would be eligible to receive grants

•	Aligning participants’ interests with shareholders’ interests through incentives that are based upon the performance of our common stock

•	Motivating participants, through equity incentive awards, to achieve long-term growth in our business, in addition to short-term financial performance

•	Providing a long-term equity incentive program that is competitive with those at companies with whom we compete for talent

We currently grant stock-based incentive awards to our employees and non-employee directors under our 2020 Plan. As of April 8, 2022, less than 500 shares remain available for issuance under our current 2020 Plan; and, if we assume the maximum number of shares that may be issued under our outstanding performance stock unit awards will later be issued, no shares remain available under our current 2020 Plan.

The 2020 Plan, as amended and restated, would authorize a total of 2,770,000 shares of our common stock (the “Absolute Share Limit”) for grants to participants, representing an increase of 1,250,000 shares of our common stock that would be available under the 2020 Plan (the “Share Increase”). The impact of this requested Share Increase and our recent grant practices are shown below:

Key Metrics
Dilutive effect of Share Increase (Share Increase divided by outstanding shares):	3.9%
Total potential dilution, including currently outstanding awards:	7.5%
Average annual burn rate, prior two fiscal years:	2.8%

Potential Dilution Calculation:

Equity awards outstanding, plus the Share Increase plus 489 shares as our existing share reserve; divided by shares of common stock outstanding, plus equity awards outstanding, plus the Share Increase plus existing share reserve. Equity awards outstanding includes outstanding options, unvested restricted stock and target number of performance-based stock units granted.

Burn Rate Calculation:

The number of shares subject to time vesting equity awards granted in a fiscal year plus the number of shares subject to performance vesting that vested in that fiscal year; divided by the number of common shares outstanding at the end of that fiscal year.

●	Awards canceled or forfeited are not excluded from the calculation

●	Awards earned upon the attainment of performance criteria are counted in the year in which they are earned rather than the year in which they are granted

Year	Time-Vesting Full Value Shares Granted	Performance- Vesting Full Value Vested	Options Granted	Total Awards	Number of Common Shares Outstanding at Year End	Burn Rate = Total Awards / Outstanding
2020	—	—	795,000	795,000	20,087,494	4.0%
2021	506,511	—	—	506,511	32,293,042	1.6%
2-year average						2.8%

The Share Increase is intended to manage our equity compensation needs for the next three to four years, based on our past grant practices and the recent trading prices of our shares.

Total Outstanding Awards

The table below shows the total number of outstanding options and other unvested awards granted under our 2020 Plan as of April 8, 2022 (with the target number of performance stock units granted reflected in the table):

Plan Name	Awards
2020 Plan	1,359,515

As of March 22, 2022, the fair market value of a share of our common stock (as determined by the closing price on the NYSE on that date) was $11.19 per share.

The 2020 Plan will continue to permit the discretionary award of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and/or other equity awards to participants. Such awards may continue to be granted under the Share Increase beginning on the date of shareholder approval of the Amendment and continuing through January 16, 2030, or the earlier termination of the 2020 Plan, subject to the number of available shares remaining in the 2020 Plan.

Text of 2020 Plan

The complete text of the 2020 Plan is attached as Annex I to this Proxy Statement – marked to show proposed changes. Shareholders are urged to review the 2020 Plan together with the following information, which is qualified in its entirety by reference to Annex I. If there is any inconsistency between this Proposal 4 and the 2020 Plan terms, or if there is any inaccuracy in this Proposal 4, the terms of the 2020 Plan shall govern.

Key Features of the 2020 Plan

Certain key features of the 2020 Plan are summarized as follows:

•	The maximum number of shares authorized for grants under the 2020 Plan is equal to the Absolute Share Limit

•	If not terminated earlier by the Board, the 2020 Plan will terminate on January 16, 2030

•

The 2020 Plan will generally be administered by a committee comprised solely of independent members of the Board, which will be the Compensation Committee unless otherwise designated by the Board - the Board or Compensation Committee may designate a separate committee to make awards to employees who are not Section 16 officers

•

Employees, consultants and non-employee directors are eligible to receive awards, provided that the Compensation Committee has the discretion to determine (i) who shall receive any awards and (ii) the terms and conditions of such awards

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Minimum vesting of one year for all awards granted under the 2020 Plan (other than (i) awards granted in substitution of an award previously granted, (ii) stock grants in lieu of fully vested cash-based obligations, (iii) awards granted to non-employee directors that are not in lieu of fully vested cash-based obligations and that vest on the earlier of the one-year anniversary of grant date and the next annual shareholders meeting and (iv) in connection with a change in control or as a result of a participant’s death or permanent disability or retirement); except that no minimum vesting is required for awards granted by a committee comprised solely of independent members of the Board that in the aggregate do not exceed 5% of the Absolute Share Limit established under the 2020 Plan

•	Stock options and stock appreciation rights may not be granted at a per share exercise price below the fair market value of a share of our common stock on the date of grant

Description of the 2020 Plan

Purpose. The purpose of the 2020 Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our shareholders.

Administration. The 2020 Plan will be administered by the Compensation Committee or such other committee of our Board to which it has properly delegated power, or if no such committee or subcommittee exists, our Board. The Compensation Committee is authorized to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2020 Plan and any instrument or agreement relating to, or any award granted under, the 2020 Plan; establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee deems appropriate for the proper administration of the 2020 Plan; adopt sub-plans; and to make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2020 Plan. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which our securities are listed or traded, the Compensation Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2020 Plan. Unless otherwise expressly provided in the 2020 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2020 Plan or any award or any documents evidencing awards granted pursuant to the 2020 Plan are within the sole discretion of the Compensation Committee, may be made at any time and are final, conclusive and binding upon all persons or entities, including, without limitation, us, any participant, any holder or beneficiary of any award, and any of our shareholders. The Compensation Committee may make grants of awards to eligible persons pursuant to terms and conditions set forth in the applicable award agreement, including subjecting such awards to performance criteria listed in the 2020 Plan.

Awards Subject to 2020 Plan. The 2020 Plan provides that the total number of shares of common stock that may be issued under the 2020 Plan is 2,770,000, which is referred to as the Absolute Share Limit. No more than the number of shares of common stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of incentive stock options. The maximum number of shares of common stock granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $1,000,000 in total value. Except for substitute awards (as described below), in the event any award expires or is cancelled, forfeited or terminated without issuance to the participant of the full number of shares to which the award related, the unissued shares of common stock may be granted again under the 2020 Plan. Awards may, in the sole discretion of the Compensation Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by us or with which we combine, referred to as substitute awards, and such substitute awards will not be counted against the Absolute Share Limit, except that substitute awards intended to qualify as incentive stock options will count against the limit on incentive stock options described above. No award may be granted under the 2020 Plan after the tenth anniversary of the effective date (as defined therein), but awards granted before then may extend beyond that date.

  Types of Awards

Stock Options	The Compensation Committee may grant non-qualified stock options and incentive stock options, under the 2020 Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2020 Plan. All stock options granted under the 2020 Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date such stock options are granted (other than in the case of options that are substitute awards). All stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the options are intended to qualify as incentive stock options and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code of 1986, as amended (“IRC”). The maximum term for stock options granted under the 2020 Plan will be ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the IRC. However, if a non-qualified stock option would expire at a time when trading of shares of our common stock is prohibited by our insider trading policy (or “blackout period” imposed by us), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the shares as to which a stock option is exercised may be paid to us, to the extent permitted by law, (i) in cash or its equivalent at the time the stock option is exercised; (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Compensation Committee (so long as such shares have been held by the participant for at least six months or such other period established by the Compensation Committee to avoid adverse accounting treatment) or (iii) by such other method as the Compensation Committee may permit in its sole discretion, including, without limitation, (A) in other property having a fair market value on the date of exercise equal to the purchase price, (B) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased or (C) through a “net exercise” procedure effected by withholding the minimum number of shares needed to pay the exercise price. Any fractional shares of common stock will be settled in cash.
Stock Appreciation Rights	The Compensation Committee may grant stock appreciation rights under the 2020 Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2020 Plan. The Compensation Committee may award stock appreciation rights in tandem with options or independent of any option. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Compensation Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of common stock, over (B) the strike price per share, times (ii) the number of shares of common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Compensation Committee at the time of grant but in no event may such amount be less than 100% of the fair market value of a share of common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards).

Restricted Stock Restricted Stock Units	The Compensation Committee may grant restricted shares of our common stock or restricted stock units, representing the right to receive, upon vesting and the expiration of any applicable restricted period, one share of common stock for each restricted stock unit, or, in the sole discretion of the Compensation Committee, the cash value thereof (or any combination thereof). As to restricted shares of our common stock, subject to the other provisions of the 2020 Plan, the holder will generally have the rights and privileges of a shareholder as to such restricted shares of common stock, including, without limitation, the right to vote such restricted shares of common stock. Participants have no rights or privileges as a shareholder with respect to restricted stock units.
Other Awards	The Compensation Committee may grant other equity-based or cash-based awards under the 2020 Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2020 Plan.

Award Terms and Conditions

Effect of Certain Events on 2020 Plan and Award. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of common stock or other securities, issuance of warrants or other rights to acquire shares of common stock or other securities, or other similar corporate transaction or event that affects the shares of common stock (including a change in control, as defined in the 2020 Plan) or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Compensation Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in (i) or (ii), being referred to as an Adjustment Event), the Compensation Committee will, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Absolute Share Limit, or any other limit applicable under the 2020 Plan with respect to the number of awards which may be granted thereunder, (B) the number of shares of common stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of awards or with respect to which awards may be granted under the 2020 Plan or any sub-plan and (C) the terms of any outstanding award, including, without limitation, (1) the number of shares of common stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate, (2) the exercise price or strike price with respect to any award or (3) any applicable performance measures; it being understood that, in the case of any “equity restructuring,” the Compensation Committee will make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring.

In connection with any change in control, the Compensation Committee shall provide for the substitution or assumption of awards, or to the extent the surviving entity does not substitute or assume the awards, the acceleration of vesting of, the exercisability of, or lapse of restrictions on awards; however, with respect to any performance vesting awards, any such acceleration of vesting, exercisability, or lapse of restrictions shall be based on actual performance through the date of such change in control.

Minimum Vesting Requirement. Awards granted under the 2020 Plan that are payable in shares of common stock shall vest no earlier than the first anniversary of the date on which the award was granted; however the foregoing minimum vesting requirement does not apply to: (i) substitute awards, (ii) shares of common stock delivered in lieu of fully vested cash-based obligations, (iii) awards granted to non-employee directors that are not covered by clause (ii) above and that vest on the earlier of the one-year anniversary of the date on which the award was granted and the next annual meeting of shareholders and (iv) awards that in the aggregate do not exceed 5% of the Absolute Share Limit established under the 2020 Plan. Notwithstanding the foregoing minimum vesting requirement, the Compensation Committee may, in its discretion, provide for accelerated vesting or exercisability of an award, including in connection with a participant’s retirement, death or permanent disability or in connection with or following a change in control, in the terms of an award agreement or otherwise.

Nontransferability of Awards. Each award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any of our subsidiaries. However, the Compensation Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfers to a participant’s family members, any trust established solely for the benefit of a participant or such participant’s family members, any partnership or limited liability company of which a participant, or such participant and such participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination. Our Board may amend, alter, suspend, discontinue, or terminate the 2020 Plan or any portion thereof at any time; but no such amendment, alteration, suspension, discontinuance or termination may be made without shareholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the 2020 Plan or for changes in U.S. GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the 2020 Plan (except for adjustments in connection with certain corporate events) or (iii) it would materially modify the requirements for participation in the 2020 Plan; and any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively (including after a participant’s termination). However, except as otherwise permitted in the 2020 Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant with respect to such award will not to that extent be effective without such individual’s consent. In addition, without shareholder approval, except as otherwise permitted in the 2020 Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right; (ii) the Compensation Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the value of the cancelled option or stock appreciation right; and (3) the Compensation Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

Dividends and Dividend Equivalents. The Compensation Committee in its sole discretion may provide a participant as part of a full value award with dividends or dividend equivalents, on such terms and conditions as may be determined by the Compensation Committee in its sole discretion. With respect to any equity-based award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that such award is outstanding, such dividends or dividend equivalents shall be accumulated but remain subject to vesting requirements to the same extent as the applicable award and shall be paid only at the time or times that such vesting requirements are satisfied. Except as otherwise determined by the Compensation Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. No dividends or dividend equivalents shall be paid on stock options or stock appreciation rights.

Clawback/Repayment. All awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) our clawback policy and any future clawback, forfeiture or other similar policy adopted by our Board or the Compensation Committee and as in effect from time to time and (ii) applicable law. To the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant will be required to repay any such excess amount to the Company.

Certain Federal Income Tax Information

The following is a general summary, as of April 8, 2022, of the federal income tax consequences to us and to U.S. participants for awards granted under the 2020 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2020 Plan.

Incentive Stock Options (ISOs). For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, then any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the participant’s regular income tax for the year.

Non-qualified Stock Options. A participant who receives a non-qualified stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares had been held by the participant for more than one year.

Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares received would be a short- or long-term capital gain or loss, depending on whether the shares had been held by the participant for one year or more.

Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares.

Restricted Stock Units. No taxable income is generally reportable when unvested restricted stock units are granted to a participant. Upon settlement of the vested restricted stock units, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the vested restricted stock units.

Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2020 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a non-qualified stock option), subject to the limitation on deductibility under Code Section 162(m).

Internal Revenue Code Section 409A. Code Section 409A governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Code Section 409A generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Code Section 409A are broad and may apply to certain awards available under the 2020 Plan (such as restricted stock units). The intent is for the 2020 Plan, including any awards available thereunder, to comply with the requirements of Code Section 409A to the extent applicable. As required by Code Section 409A, certain non-qualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

New Plan Benefits

All 2020 Plan awards will be granted at the Compensation Committee’s discretion, subject to the limitations described in the 2020 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2020 Plan are not presently determinable. However, as noted above, there are insufficient shares remaining under the 2020 Plan to pay out the performance stock unit awards recently awarded to our executive officers if the Amendment is not approved and the target level of performance under such awards is exceeded (as shares in excess of the target level of performance may not vest if the Amendment is not approved by our shareholders). The table below sets forth the target number of shares subject to each performance stock unit award held by our executive officers and other employees, the number of shares in excess of the target number of shares subject to the award (which represents the difference between 100% of the target number of shares and 200%, being the maximum number of shares that can be earned under the award) and grants of restricted stock expected to be made to certain non-executive directors on the date of our Annual Meeting:

		Number of Shares of Restricted Stock
Name	Grant Date		Target Number of Shares Granted as PSUs	Number of Shares in Excess of Target Available Under the Award	Maximum Number of Shares Available Under the Award

Christopher D. Farrar	2/14/2022	—	45,000	45,000	90,000.00

Mark R. Szczepaniak	2/14/2022	—	15,000	15,000	30,000.00

Jeffrey T. Taylor	2/14/2022	—	15,000	15,000	30,000.00

Roland T. Kelly	2/14/2022	—	6,750	6,750	13,500.00

All Executive Officers Combined	2/14/2022	—	81,750	81,750	163,500

All Other Employees Combined	2/14/2022	—	21,000	21,000	42,000

All Non-Executive Directors Combined	(1)	(1)	—	—	(1)

(1)

Under our current 2020 Plan, our Board approved an annual grant of $95,000 of our restricted stock to each non-employee director eligible to receive Board compensation from us following election as a director at our Annual Meeting. If re-elected as Directors at our annual shareholder meeting, each of Ms. Beckett and Schaefer and Mr. Pitstick will receive a restricted stock grant valued at $95,000 with the number of shares underlying the award calculated using the closing stock price on May 19, 2022.

Board Approval

As noted above, the Amendment was approved by the Board, conditioned on and subject to obtaining shareholder approval of the Amendment on or before March 23, 2023. We believe that the Amendment is necessary to promote our long-term success and the creation of shareholder value. The 2020 Plan, as amended and restated, continues what we believe are good corporate governance practices, such as requiring shareholder approval for any repricing of options or stock appreciation rights, administration by a committee generally composed of independent directors, no automatic single-trigger vesting upon a change in control, clawback provisions, minimum vesting period for all awards (subject to certain exceptions), limitations on share recycling and specific limits on total director compensation.

Required Vote

Approval of this Proposal 4 requires the affirmative vote of a majority of the shares present or represented and entitled to vote thereon at our 2022 Annual Meeting. A vote to Abstain will have the same effect as a vote Against this proposal. A broker non-vote will not count as present and so will have no effect on determining the outcome of the proposal.

Proposal V	Approve Our Employee Stock Purchase Plan ✓ The Board recommends a vote FOR this proposal

Our Compensation Committee and Board have unanimously approved the Employee Stock Purchase Plan (ESPP) described below, subject to shareholder approval. The following sections summarize the material terms of our ESPP. These sections are qualified in their entirety by the full text of the ESPP, which is included as Annex II to this Proxy Statement.

Purpose. The purpose of the ESPP is to encourage and enable our eligible employees to purchase shares of our common stock directly from us. We believe that employees who participate in the ESPP will have a closer alignment with us and our other stakeholders by virtue of their ability to participate as shareholders in our success.

General. The ESPP permits eligible employees to use payroll deductions and “Cashless Participation” loans from Carver Edison Capital, LLC or its designated broker-dealer or financial institution, to purchase shares of our common stock at a discount to the market price. On the first day of each Offering Period, each participant in the ESPP will automatically be granted an opportunity to purchase as many whole shares of common stock as the participant will be able to purchase with the payroll deduction credited to his or her account during the Offering Period and with the Cashless Participation proceeds, if the participant has enrolled in the Cashless Participation program. At the end of the Offering Period, the total payroll deductions of all participants and amounts borrowed under the Cashless Participation program are used to purchase common stock directly from us at a discount to the market price.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (“IRC”) and permits participants to be eligible to receive favorable tax treatment of shares acquired under the ESPP, as described below. However, the Compensation Committee, as administrator, may also authorize offerings under the ESPP that are not intended to comply with the requirements of Section 423 of the IRC.

Effective Date. If approved by shareholders, the ESPP will become effective on May 19, 2022, the date of our Annual Meeting. The term of the ESPP will continue until terminated or the date that all shares available for issuance under the ESPP have been issued.

Administration. The ESPP will initially be administered by our Compensation Committee unless the Board elects to administer the ESPP. For the purposes of this summary, references to the “Compensation Committee” include the Compensation Committee and the Board as well as any administrator, including management, to which the Committee has delegated any of its responsibilities and powers. As provided in the ESPP, our Compensation Committee may appoint one or more agents to assist in the administration of the ESPP and may delegate certain responsibilities or powers. Subject to the ESPP terms and applicable law, the Compensation Committee has the full and final authority to construe and interpret the ESPP and adopt rules and regulations for the administration of the ESPP as the Compensation Committee deems appropriate. The Compensation Committee may also adopt sub-plans relating to the operation and administration of the ESPP to accommodate specific requirements of local laws and procedures for non-U.S. jurisdictions that will not be required to comply with Section 423 of the IRC to the extent they are inconsistent with the requirements of those regulations, the terms of which may take precedence over the terms of the ESPP.

Shares Reserved for the ESPP. The aggregate number of shares of common stock that may be issued under the ESPP may not exceed 568,182; provided that this number shall automatically increase on the first day of each fiscal year, beginning with January 1, 2023, and continuing until (and including) January 1, 2032, with such annual increase equal to the lesser of (i) 568,182 shares, (ii) 1% of the number of shares of common stock issued and outstanding on December 31 of the immediately preceding fiscal year and (iii) an amount determined by the Board The number of shares issuable under the ESPP and the terms of purchase rights to acquire such shares are subject to adjustment in connection with certain corporate and recapitalization events as described in the ESPP.

Enrollment, Contributions and Cashless Participation. Eligible employees may become participants in the ESPP by enrolling during an open enrollment period. Eligible employees enroll by completing the appropriate forms and agreements, as directed by the Compensation Committee. Following the end of each Offering Period, each participant will be automatically re-enrolled in the next Offering Period using the same rate of payroll contributions and Cashless Participation election in effect during the prior Offering Period, unless the participant requests otherwise or chooses to withdraw from the ESPP, or if the participant is ineligible to continue to participate, in each case, in accordance with the terms of the ESPP.

The amount of payroll deductions that a participant may select must be a whole percentage of at least 1%, but not more than 15%, of the participant’s eligible pay, which includes base salary or wages, commissions and bonuses (all as determined before any applicable deductions from pay are made), but excludes deferred compensation, the value of any equity awards and fringe or welfare benefits. The aggregate amount of the specified percentage will be deducted from the participant’s paychecks on an after-tax basis in installments each pay period during the term of the Offering Period. Payroll deductions will begin with the first Offering Period following a participant’s enrollment and will remain in effect for successive Offering Periods unless a change is made. A participant may not make separate cash payments into his or her account except as permitted by the Compensation Committee.

In addition, eligible employees (other than our Section 16 officers, as defined pursuant to Rule 16a-1(f) under the Exchange Act) who have elected to participate in the Cashless Participation program may borrow an amount equal to the difference between their payroll contribution rate and the maximum allowable contribution rate under the ESPP. The Cashless Participation loan generally is repaid through the sale of a portion of the shares purchased by the participant under the ESPP, except that the participant must agree to cap the potential gain for a portion of such shares at a pre-determined stock price increase.

All contributions made by a participant will be credited (without interest) to his or her account. A participant may withdraw from an Offering Period and the ESPP by the deadline prescribed by the Compensation Committee during such Offering Period and his or her contributions will be refunded, without interest. No other change may be made to a participant’s rate of contributions during an Offering Period.

Offering Periods. The ESPP provides for two Offering Periods in each calendar year unless otherwise determined by the Compensation Committee. Each Offering Period will consist of a six-month purchase period that will run simultaneously with the Offering Period, commencing on the first trading day on or after January 1 and July 1, respectively. The first Offering Period after the effective date of the ESPP will begin on July 1, 2022 and end on December 31, 2022. The Compensation Committee has the authority to change the duration of an Offering Period (including the start and end date) or to designate one or more purchase periods for each Offering Period; provided that the change is announced prior to the start of the first Offering Period to be affected by such change and that the Offering Period is not greater than 27 months.

Purchase of Shares. On the first day of an Offering Period, a participant will be granted a purchase right to purchase shares of common stock at the applicable purchase price. Subject to the limit below, the number of shares of common stock is determined by dividing the amount of the participant’s contributions accumulated as of the last day of the Offering Period by the applicable purchase price; provided that (a) no participant may purchase shares of common stock with a fair market value (as of the date of purchase right grant) in excess of $25,000 per calendar year and (b) in no event will the aggregate number of shares subject to purchase rights during an Offering Period exceed the number of shares then available under the ESPP. The maximum number of shares of our common stock that may be purchased by any participant during any Offering Period is limited to 5,000 shares (subject to adjustment as provided in the ESPP) or such other maximum number of shares as the Compensation Committee may determine from time to time. The Compensation Committee may modify this limit from time to time. The number of shares subject to purchase rights will be adjusted as necessary to conform to the above limitations.

The purchase price will be 85% (or such other percentage as determined by the Compensation Committee prior to the commencement of any Offering Period) of the lesser of (i) the fair market value per share of our common stock as determined on the purchase date and (ii) the fair market value per share of our common stock as determined on the first day of the applicable Offering Period (provided that, in no event may the purchase price be less than the par value per share of our common stock).

A participant’s right to purchase shares of common stock during any Offering Period will be exercised automatically on the purchase date unless the participant withdraws from the ESPP prior to the end of the Offering Period or his or her participation is terminated. Subject to the terms of the ESPP, a purchase right will generally terminate on the earlier of the date of the participant’s termination of employment or the last day of the applicable Offering Period. Purchase rights are not transferable other than by will or the laws of descent and distribution.

Amendment; Termination. The Board or the Compensation Committee may amend the ESPP at any time, except that approval of an amendment to the ESPP by our shareholders will be required to the extent that shareholder approval of such amendment is required by applicable law or applicable stock exchange rules. The Board may suspend or discontinue the ESPP at any time.

Eligible Participants. Purchase rights may only be granted to eligible employees of a designated company (as defined below). Generally, any eligible employee who is actively employed on the first day of an open enrollment period and who customarily works more than 20 hours per week will be granted a purchase right in an Offering Period. However, no employee will be eligible to participate if, immediately after the purchase right grant, the employee would own stock (including any stock the employee may purchase under outstanding purchase rights) representing 5% or more of the total combined voting power or value of our common stock. A “designated company” is Velocity Financial, Inc. and any of its consolidated subsidiaries and affiliates, whether now existing or existing in the future, that has been designated by the Compensation Committee from time to time in its sole discretion as eligible to participate in the ESPP; provided that only Velocity Financial, Inc. and its consolidated subsidiaries may be designated companies for Section 423 Offerings. The Compensation Committee has determined that Velocity Financial, Inc., Velocity Commercial Capital, LLC and Century Health & Housing Capital, LLC will be “designated companies” for purposes of the ESPP, with a total of approximately 250 eligible employees. We estimate that approximately 30% of such employees, or approximately 75 employees, will participate in the ESPP during the first year.

Adjustments; Effect of a Change of Control. If there is any change in the number, class, value or terms of the shares of our common stock because of a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or our shares, including any extraordinary dividend or distribution (but excluding any regular cash dividend), then the Compensation Committee will adjust the number and class of shares of common stock reserved for issuance under the ESPP (including the numerical limits set forth in the ESPP), the purchase price per share and the number of shares subject to purchase rights in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP.

In addition, in the event of a change of control, each outstanding purchase right under the ESPP will be equitably adjusted and assumed or an equivalent right to purchase shares of stock substituted by the successor corporation (or a parent or subsidiary thereof). In the event that (i) the successor corporation in a change of control refuses to assume or substitute for the purchase right, (ii) the successor corporation is not a publicly traded corporation or (iii) any participant is participating in the Cashless Participation program, then the Offering Period then in progress will be shortened and the Compensation Committee will select a date (the “new purchase date”) on which all outstanding purchase rights will be exercised on or prior to the consummation date of the change of control. The Compensation Committee may declare the new purchase date applicable only for participants participating in the Cashless Participation program to enable such participants to satisfy their obligations under the Cashless Participation program, to the extent that such declaration would not cause the disqualification of any Section 423 Offering.

Plan Benefits. Benefits under the ESPP will depend on participants’ elections to participate and the fair market value of our common stock at various future dates. As a result, it is not possible as of the date of this proxy statement to determine future benefits that will be received by executive officers and other employees. Each participant is limited to the $25,000 annual purchase restriction as well as the participant purchase restrictions for any Offering Period described above.

We anticipate filing a registration statement on Form S-8 with the SEC to register shares of common stock under the ESPP, subject to and effective upon shareholder approval, as soon as practicable following shareholder approval of the ESPP.

Federal Tax Consequences

The following summary generally describes the principal U.S. federal (and not state, foreign or local) income tax consequences under the ESPP to us and participating employees as of the date of this proxy statement. The summary is general in nature and is not intended to cover all the tax consequences that may apply to a particular employee or to us. The provisions of the IRC and related regulations concerning these matters are complicated, and their impact in any one case may depend upon the particular circumstances.

As noted above, the ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the IRC. Participating employees will, however, recognize income when they sell or dispose of the shares purchased under the ESPP. If an employee disposes of such shares after two years from the date of grant of the purchase right and after one year from the date of the purchase of such shares (or if the employee dies), the employee will recognize ordinary income for the year in which such disposition occurs (or the employee’s taxable year ending with his or her death) in an amount equal to the lesser of:

•	the excess of the fair market value of such shares at the time of disposition (or death) over the purchase price; or

•	the excess of the fair market value of the shares at the time of the grant of the purchase right over the purchase right price on the date of the purchase right grant.

Except in the case of the employee’s death, the employee’s basis in the shares disposed of will be increased by an amount equal to the amount includable in his or her income as ordinary income. Any additional gain or loss will be a long-term capital gain or loss. We will not be entitled to a tax deduction when the shares are disposed of after the expiration of the two-year and one-year periods.

If an employee disposes of the shares purchased under the ESPP within such two-year or one-year periods, the employee will recognize ordinary income for the year in which such disposition occurs in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price (or, for some shares that may be sold in connection with the Cashless Participation program in certain instances, the excess of the designated sale price over the purchase price). The employee’s basis in such shares disposed of will be increased by an amount equal to the amount includable in his or her income as ordinary income, and any gain or loss computed with reference to such adjusted basis that is recognized at the time of disposition will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two-year or one-year periods, we will be entitled to a tax deduction equal to the amount the employee is required to include as ordinary income as a result of such disposition to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

The Compensation Committee may authorize offerings that are not intended to comply with Section 423 of the IRC, in which case different tax consequences will apply. Upon the purchase of shares under the ESPP, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid by the employee for such shares (or, for some shares that may be sold in connection with the Cashless Participation program in certain instances, the excess of the designated sale price over the purchase price), and we will be entitled to a corresponding deduction for U.S. federal income tax purposes. In addition, upon the disposition of such shares, the employee will recognize a capital gain or loss in an amount equal to the difference between the selling price of such shares and the fair market value of such shares on the date of purchase. We will not receive a deduction for U.S. federal income tax purposes with respect to any capital gain or loss recognized by the employee.

Proposal VI	Approve an Amendment to Our Certificate of Incorporation to Allow Shareholders to Act by Written Consent ✓ The Board recommends a vote FOR this proposal

Our Board has unanimously approved and declared advisable, and has recommended to our shareholders that they approve and adopt, an amendment to Article VIII of our Certificate of Incorporation to allow shareholders to take action by written consent.

Currently, under Article VIII of our Certificate of Incorporation, our shareholders are not authorized to take action by written consent. We believe that permitting shareholders to act by written consent could provide shareholders a more efficient means for shareholders to vote on permitted matters. If the below amendment is approved, our shareholders will have another avenue to vote. Our Board has also recently adopted Amended and Restated Bylaws containing the requirements and procedures for shareholders to properly effect actions by written consent. We urge our shareholders to read our Amended and Restated Bylaws in their entirety, including the requirements and procedures relating to effecting shareholder action by written consent, before deciding how to vote on this proposal.

Set forth below are the proposed text changes to our current Article VIII of our Certificate of Incorporation – text in bold identifies added language and stricken text identifies removed language.

ARTICLE VIII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL

MEETINGS OF STOCKHOLDERS

A.            ~~At any time prior to the completion of the Corporation’s initial public offering of its Common Stock, any~~Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, executed and delivered in accordance with this Article VIII, the Bylaws of the Corporation and applicable law, setting forth the action so taken, shall be signed and delivered to the Corporation ~~by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation~~ by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded and not revoked by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. ~~At any time after the completion of the Corporation’s initial public offering of its Common Stock, no action shall be taken by the stockholders by written consent.~~

Proposal VII	Approve an Amendment to Our Certificate of Incorporation to Allow Shareholders to Call Special Meetings ✓ The Board recommends a vote FOR this proposal

Our Board has unanimously approved and declared advisable, and has recommended to our shareholders that they approve and adopt, another amendment to Article VIII of our Certificate of Incorporation to allow shareholders to call special meetings of stockholders.

Currently, under Article VIII of our Certificate of Incorporation, our shareholders are not authorized to call special meetings of our stockholders. We believe that permitting shareholders to call such special meetings could provide our shareholders a means to bring certain matters to the attention of all shareholders in a timely manner without waiting for the next scheduled annual meeting of shareholders. If the below amendment is approved, our shareholders will have another means to exercise their voice. Our Board has also recently adopted Amended and Restated Bylaws containing the requirements and procedures for shareholders to properly effect the calling of special meetings by our shareholders. We urge our shareholders to read our Amended and Restated Bylaws in their entirety, including the requirements and procedures relating to the calling of special meetings, before deciding how to vote on this proposal.

Set forth below are the proposed text changes to our current Article VIII of our Certificate of Incorporation – text in bold identifies added language and stricken text identifies removed language.

ARTICLE VIII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL

MEETINGS OF STOCKHOLDERS

B.            Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes shall ~~may~~ be called at any time only (i) by or at the direction of the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President or (ii) the Secretary of the Corporation upon the written request of its stockholders Owning (as defined below) at least 20% (in the aggregate) of the of the then voting power of all shares of the Corporation entitled to vote on the matters to be brought before the proposed special meeting. In the case of a special meeting of stockholders called pursuant to the foregoing clause (ii), the requesting stockholder(s) must (a) continue to Own (for the holding period set forth in the Bylaws of the Corporation from time to time) shares representing at least 20% (in the aggregate) of the then voting power of all shares of the Corporation entitled to vote on the matters to be brought before the proposed special meeting and (b) comply with the procedures and other terms and conditions relating to special meetings as set forth in the Bylaws of the Corporation from time to time. For purposes of this Section B of Article VIII, a stockholder shall be deemed to “Own” only those shares for which it possesses both (x) full voting and investment rights and (y) a full economic interest (i.e., shares for which the holder has not only the opportunity to profit, but is also exposed to the risk of loss), which terms may be further defined in the Bylaws of the Corporation from time to time.

Stock Ownership Information

Beneficial Ownership by Principal Shareholders

Based on information available to us as of March 1, 2022, the following are the only shareholders known to us to beneficially own more than five percent of our outstanding common stock. Except as noted, all percentages in the table are based on 32,384,645 shares of common stock outstanding.

Beneficial Owner	Number of Shares and Nature of Beneficial Ownership of our Common Stock	Percent of Class

Snow Phipps Group(1)	13,611,931(2)	40.4%

Pacific Investment Management Company(3)	12,637,764(4)	37.1%

Beach Point Capital Management(5)	2,903,376(6)	9.0%

*	Less than 0.1%.

(1)

The principal executive office of Snow Phipps Group, LLC is 667 Madison Avenue, 18th Floor, New York, NY 10065. Snow Phipps Group, LLC is an affiliate of the general partners and limited partners that beneficially own the reported shares. Information reported is based on the Schedule 13D Amendment filed on October 12, 2021 by affiliates of Snow Phipps Group reporting that they have sole voting and dispositive power over no shares and shared voting and dispositive power over all of the shares reported.

(2)	Includes 12,272,765 shares of common stock and warrants to purchase 1,339,166 shares of common stock.

(3)

The principal business office of Pacific Investment Management Company LLC (“PIMCO”) is 650 Newport Center Drive, Newport Beach, California 92660. PIMCO is an affiliate of the funds, general and limited partners and members that beneficially own the reported shares. Information reported is based on the Schedule 13D Amendment filed on October 12, 2021 by PIMCO and its affiliates reporting that they have sole voting and dispositive power over all of the shares reported and shared voting and dispositive power over no shares.

(4)	Includes 10,963,806 shares of common stock and warrants to purchase 1,673,958 shares of common stock.

(5)	Includes 4,470,300 shares of common stock, warrants to purchase 1,673,958 shares of common stock and Series A Preferred convertible into 6,493,506 shares of common stock.

(6)

The principal business office of Beach Point Capital Management LP is 1620 26th Street Suite 6000n, Santa Monica, California 90404. Information reported is based on the Schedule 13G Amendment filed on February 8, 2022 reporting that Beach Point and its affiliates have sole voting and dispositive power over no shares and shared voting and dispositive power over all of the shares reported.

Beneficial Ownership of Directors and Management

The following table below sets forth information as of the close of business on March 1, 2022 regarding the beneficial ownership of our common stock by: (i) each of our directors; (ii) each of our Named Executive Officers and (iii) all directors and executive officers as a group. Unless otherwise noted, each beneficial owner exercise sole voting and investment power over the owner’s reported shares. All percentages in the table are based on 32,384,645 shares of common stock outstanding.

Beneficial Owner(1)	Number of Shares and Nature of Beneficial Ownership of our Common Stock(2)	Percent of Class

Christopher D. Farrar	622,916(4)	1.8%

Mark R. Szczepaniak	140,606(5)	0.4%

Jeffrey T. Taylor	139,013(6)	0.4%

John P. Pitstick	42,170(7)	0.1%

Joy L. Schaefer	24,637(7)	0.1%

Michael W. Chiao(3)	—	*

Dorika M. Beckett	13,003(8)	*

Alan H. Mantel(3)	—	*

John A. Pless(3)	—	*

Katherine L. Verner(3)	—	*

All directors, Named Executive Officers and other executive officers as a group (11 persons)	1,015,750(9)	2.9%

*	Less than 0.1%.

(1)	The business address of each beneficial owner is c/o 30699 Russell Ranch Rd, Suite 295, Westlake Village, CA 91362.

(2)

Unless otherwise noted, voting and investment power are held solely by the reporting person. Ownership of unvested restricted shares includes voting but no investment power. Ownership of vested options includes the right to acquire voting and investment power within 60 days.

(3)

Messrs. Mantel and Pless disclaim beneficial ownership over all shares held by Snow Phipps Group and its affiliates and Ms. Verner and Mr. Chiao disclaim beneficial ownership over all shares held by PIMCO and its affiliates.

(4)	Includes 165,000 unvested restricted shares and 250,000 vested options.

(5)	Includes 55,000 unvested restricted shares and 66,666 vested options.

(6)	Includes 55,000 unvested restricted shares and 66,666 vested options.

(7)	Includes 8,837 unvested restricted shares Includes 8,333 vested options.

(8)	Includes 8,837 unvested restricted shares Includes 4,166 vested options.

(9)	Includes 328,261 unvested restricted shares and 404,164 vested options.

Equity Compensation Plan Information

Outstanding Equity Awards

The following table summarizes information regarding our shares under our equity compensation plans as of December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding outstanding securities)
Equity compensation plans approved by security holders	785,000	(1)	12.89	228,489	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	785,000		12.89	228,489

(1)	Includes shares to be issued upon exercise of 785,000 options under our 2020 Omnibus Incentive Plan.
(2)	Includes shares remaining available as of December 31, 2021 under our 2020 Omnibus Incentive Plan for general use.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC within two business days. To our knowledge all such persons filed the required reports on a timely basis during 2021 with no exceptions.

Additional Information

Biographies of Other Executive Officers

Roland T. Kelly, 52, has served as our Chief Legal Officer since March 2021 and as our General Counsel and Corporate Secretary since July 2020. Mr. Kelly is a corporate, regulatory, governance and capital markets professional with a career spanning more than 20 years on Wall Street. Prior to joining us, Mr. Kelly was a Managing Director and Associate General Counsel for Jefferies Financial Group Inc., an NYSE-listed, Fortune 500 company focused on investment and merchant banking. Mr. Kelly previously worked for the law firm of Morgan, Lewis & Bockius and worked as a regulator with the U.S. Securities and Exchange Commission. He is also currently a director and audit committee member for the Children’s Law Center of California, a non-profit organization and the largest children’s legal services organization in the nation. Mr. Kelly earned his Juris Doctorate from Pepperdine University School of Law and his Bachelor of Science in Business Administration/Finance from the California Polytechnic State University in San Luis Obispo. Mr. Kelly is licensed to practice law in California, New York, and Washington D.C.

Mark R. Szczepaniak, 64, has served as our Chief Financial Officer since May 2017. Mr. Szczepaniak has more than 30 years of industry experience in the real estate/financial services industry and has held various senior positions with both publicly and privately-held finance companies. Mr. Szczepaniak served as Managing Director of Finance & Tax at PennyMac Financial Services Inc. from 2013 until joining us in 2017. From 2009 to 2012, Mr. Szczepaniak served as Chief Financial Officer of Prospect Mortgage. From 2004 to 2007, Mr. Szczepaniak served as Chief Financial Officer and Vice President of Finance of the Federal Home Loan Bank of Seattle and from 1996 to 2004 he served as Senior Vice President and Corporate Controller at the Federal Home Loan Bank of Chicago. Mr. Szczepaniak is a Certified Public Accountant, licensed in the state of California, and a Chartered Global Management Accountant. Mr. Szczepaniak received his Bachelor of Science in Finance and Accounting from St. Joseph’s College.

Jeffrey T. Taylor, 54, has served as our Executive Vice President, Capital Markets since 2004. Mr. Taylor has more than 25 years of experience in the secondary mortgage market. Mr. Taylor co-founded the Company in June 2004. Prior to that time, Mr. Taylor worked for two different opportunity funds that purchased Resolution Trust Corporation and FDIC loan portfolios and as Vice President of Operations for 2dmkt.com, an internet start-up that created a platform for trading commercial real estate loan portfolios. Mr. Taylor also served as a Vice President with BayView Financial Trading Group L.P. where he managed the Northern California, Oregon and Washington markets for the commercial lending group and at Countrywide Securities Corporation where he served as a Transaction Manager. Mr. Taylor received a Bachelor of Arts from the University of California, Santa Cruz in Economics and History and a Master of Real Estate Development from the University of Southern California..

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the safe-harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about our future. Forward-looking statements may contain expectations regarding revenues, earnings, operations, share prices (including estimates or projections of the future prices of our shares), future market conditions, future compensation plans or policies, expenses and other results, future governance practices and may include statements of future performance, plans and objectives. Forward-looking statements also include statements pertaining to our strategies for future development of our businesses and products. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ materially from the anticipated results indicated in these forward-looking statements. Information regarding important factors that could cause actual results to differ from those in our forward-looking statements is contained in our Annual Report and other documents we file with the SEC. Any forward-looking statement speaks only as of the date on which that statement is made. We will not update any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made, except as required by applicable law.

Other Important Information for Our Shareholders

Online Access to Proxy Materials

This Proxy Statement and the following additional proxy materials are available online at proxyvote.com:

●	2021 Annual Report on Form 10-K

●	Proxy card and voting instructions

Attending our Annual Meting

Holders of our shares at the close of business on March 22, 2022, the record date, are permitted to virtually attend our Annual Meeting. At the close of business on the record date there were 32,384,645 shares of common stock outstanding and entitled to vote, each of which entitles the holder to one vote on each proposal and director nominee. Our Annual Meeting will be held via live webcast at www.virtualshareholdermeeting.com/VEL2022.

VOTING

Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote your shares without attending the Annual Meeting. Voting instructions, including instructions for both telephonic and internet voting, are outlined in the Notice of Internet Availability of Proxy Materials and on your proxy card.

Other than voting during the virtual Annual Meeting, the deadline for voting by telephone or using the internet is 11:59 p.m. EDT on Wednesday, May 18, 2022.

Shares represented by properly executed proxies, received by us or voted by telephone or via the internet, which are not revoked, will be voted at the Annual Meeting in accordance with the instructions contained in such proxies. Subject to the broker non-vote rules, if instructions are not given, proxies will be voted for the election of each nominee, for the approval of our executive officer compensation, for the ratification of our independent auditors, for the approval of our amended and restated 2020 Omnibus Incentive Plan, for the approval of our ESPP, for approval to amend our certificate of incorporation to allow shareholders to act by written consent and for approval to amend our certificate of incorporation to allow shareholders to call special meetings. Your shares will not be voted if you do not return a signed proxy card or vote by telephone, via the internet or during the virtual Annual Meeting.

Shareholder of Record / Street Name

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered a “shareholder of record” of those shares.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a bank, brokerage firm or other financial organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the organization holding your account and, as a beneficial owner, you have the right to direct that organization as to how to vote the shares held in your account.

Revocation of Proxies

Any proxy may be revoked at any time before it is exercised by giving written notice of revocation to our Corporate Secretary, at our address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the internet, or by voting virtually at the Annual Meeting. Virtual attendance at the Annual Meeting will not alone constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on March 22, 2022 in order to vote your shares at the Annual Meeting.

Required Votes for Each Proposal

Election of Directors – Our Bylaws require that each director in an uncontested election be elected by the vote of the majority of the votes cast with respect to such director. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director.

Approval of Executive Officer Compensation – The approval of our Named Executive Officers’ compensation requires the affirmative vote of the holders of a majority of our shares voted on the matter. The vote is advisory and therefore is not binding on the Compensation Committee, our Board of Directors or us.

Ratification of RSM USLLP as Auditors – Ratification of the selection of RSM US LLP as our independent auditors requires the affirmative vote of the holders of a majority of the shares voted on the matter.

Approval of our Amended and Restated 2020 Omnibus Incentive Plan requires the affirmative vote of the holders of a majority of our shares voted on the matter.

Approval of our ESPP requires the affirmative vote of the holders of a majority of our shares voted on the matter.

Approval of an Amendment to our Certificate of Incorporation to allow shareholders to vote by written consent requires the affirmative vote of the holders of a majority of our shares outstanding.

Approval of an Amendment to our Certificate of Incorporation to allow shareholders to call special meetings requires the affirmative vote of the holders of a majority of our shares outstanding.

Broker Non-Votes and Abstentions

A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to the ratification of our auditors but does not vote on non-discretionary matters because you did not provide voting instructions on these matters. Abstentions and broker non-votes will not be counted as votes cast for Proposals 1, 2, and 3 and therefore will have no effect for the purpose of determining whether a majority or plurality of votes cast has been achieved for our non-discretionary matters. A vote to abstain will have the same effect as a vote against for each of Proposals 4, 5, 6 and 7. A broker non-vote will have no effect on determining the outcome of Proposals 4, 5, 6 or 7.

Requests for our Annual Report and Governance Documents

You may request a written copy of the following documents without charge by writing to our General Counsel and Corporate Secretary, Roland T. Kelly, at 30699 Russell Ranch Road, Suite 295, Westlake Village, California 91362, or go to www.velfinance.com for an electronic copy.

●	2021 Annual Report on Form 10-K, including the financial statements and the financial statement schedules as well as any requested exhibits

●	Audit, Compensation and Governance Committee Charters

●	Corporate Governance Guidelines

●	Code of Business Conduct and Ethics

●	Whistleblower Policy

Communicating with Our Board

Shareholders and other parties interested in communicating directly with our Board, specific members of our Board, including our Board Chair, or non-management directors as a group may do so by writing to such intended recipients, c/o Corporate Secretary at 30699 Russell Ranch Road, Suite 295, Westlake Village, California 91362. The Corporate Secretary will review all correspondence and regularly forward to the recipients a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of our Board or Board Committees or that the Corporate Secretary otherwise determines requires attention. All directors may at any time review a log of all such correspondence and request copies. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chair of the Audit Committee.

Proxy Solicitation

We are first mailing this Proxy Statement and proxy card to shareholders on or about April 8, 2022. We bear the costs of our Board’s solicitation of your proxy for our 2022 Annual Meeting. Our directors, officers and employees may also solicit proxies from shareholders, but will not receive additional compensation, although they may be reimbursed for out-of-pocket expenses. We will reimburse brokers, nominees, fiduciaries and other custodians for reasonable and customary expenses incurred in forwarding our proxy materials to shareholders.

Shareholder Proposals and Board Nominees for our 2023 Annual Meeting

Shareholders may submit proposals and director nominees for our 2023 annual meeting in compliance with the rules and regulations of the SEC and our Bylaws.

Proposals submitted to us for inclusion in our proxy materials must be received by us no later than December 9, 2022 pursuant to SEC’s Rule 14a-8 under the Exchange Act.

Proposals and nominees submitted to us for presentation at our annual meeting, but not included in our proxy materials, must be received by us no earlier than January 19, 2023 and no later than February 18, 2023 pursuant to our Bylaws.

All submissions should be sent to Roland Kelly, Chief Legal Officer, General Counsel and Corporate Secretary, 30699 Russell Ranch Road, Suite 295, Westlake Village, California 91362.

Annex I

VELOCITY FINANCIAL, INC.

AMENDED AND RESTATED 2020 OMNIBUS INCENTIVE PLAN

1.         Purpose. The purpose of the Velocity Financial, Inc. Amended and Restated 2020 Omnibus Incentive Plan is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders. The Board (as defined below) approved an amendment and restatement of the Plan (as defined below) on March 23, 2022 and the Plan, as so amended and restated, shall become effective on the Stockholder Approval Date (as defined below) if such stockholder approval occurs before the first (1st) anniversary of the date on which the Plan was amended and restated.

2.         Definitions. The following definitions shall be applicable throughout the Plan.

(a)         “Absolute Share Limit” has the meaning given to such term in Section 5(b) of the Plan.

(b)         “Adjustment Event” has the meaning given to such term in Section 12(a) of the Plan.

(c)         “Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(d)        “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award and Cash-Based Incentive Award granted under the Plan.

(e)         “Award Agreement” means the document or documents by which each Award (other than a Cash-Based Incentive Award) is evidenced.

(f)         “Board” means the Board of Directors of the Company.

(g)         “Cash-Based Incentive Award” means an Award denominated in cash that is granted under Section 11 of the Plan.

(h)         “Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Cause,” as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of the Participant’s Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient, which results in, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (C) conviction of, or plea of guilty or no contest to, (I) any felony; or (II) any other crime that results in, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (D) material violation of the written policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or any other member of the Company Group; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient.

(i)         “Change in Control” means:

(i)         the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock; or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, that, for purposes of the Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii)         during any period of twelve (12) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds (2/3rd) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iii)         the sale, transfer or other disposition of all or substantially all of the assets of the Company Group (taken as a whole) to any Person that is not an Affiliate of the Company.

(j)         “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(k)         “Committee” means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(l)         “Common Stock” means the common stock of the Company, par value $0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(m)         “Company” means Velocity Financial, Inc., a Delaware corporation, and any successor thereto.

(n)         “Company Group” means, collectively, the Company and its Subsidiaries.

(o)         “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(p)         “Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(q)         “Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability,” as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of the Participant’s Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Service Recipient or other member of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the position at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Company (or its designee) in its sole and absolute discretion.

(r)         “Effective Date” means January 16, 2020.

(s)         “Eligible Person” means any (i) individual employed by any member of the Company Group; provided, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

(t)         “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(u)         “Exercise Price” has the meaning given to such term in Section 7(b) of the Plan.

(v)         “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock; provided, that, as to any Awards granted on or with a Date of Grant of the date of the pricing of the Company’s initial public offering, “Fair Market Value” shall be equal to the per share price at which the Common Stock is offered to the public in connection with such initial public offering.

(w)         “GAAP” has the meaning given to such term in Section 7(d) of the Plan.

(x)         “Immediate Family Members” has the meaning given to such term in Section 14(b) of the Plan.

(y)         “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(z)         “Indemnifiable Person” has the meaning given to such term in Section 4(e) of the Plan.

(aa)         “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(bb)         “Non-Employee Director” means a member of the Board who is not an employee of any member of the Company Group.

(cc)         “Option” means an Award granted under Section 7 of the Plan.

(dd)         “Option Period” has the meaning given to such term in Section 7(c) of the Plan.

(ee)         “Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.

(ff)         “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(gg)         “Performance Criteria” means specific levels of performance of the Company (and/or one or more of the Company’s Affiliates, divisions or operational and/or business units, business segments, administrative departments, or any combination of the foregoing) or any Participant, which may be determined in accordance with GAAP or on a non-GAAP basis including, but not limited to, one or more of the following measures: (i) terms relative to a peer group or index; (ii) basic, diluted, or adjusted earnings per share; (iii) sales or revenue; (iv) earnings before interest, taxes, and other adjustments (in total or on a per share basis); (v) cash available for distribution; (vi) basic or adjusted net income; (vii) returns on equity, assets, capital, revenue or similar measure; (viii) level and growth of dividends; (ix) the price or increase in price of Common Stock; (x) total shareholder return; (xi) total assets; (xii) growth in assets, new originations of assets, or financing of assets; (xiii) equity market capitalization; (xiv) reduction or other quantifiable goal with respect to general and/or specific expenses; (xv) equity capital raised; (xvi) mergers, acquisitions, increase in enterprise value of Affiliates, Subsidiaries, divisions or business units or sales of assets of Affiliates, Subsidiaries, divisions or business units or sales of assets; and (xvii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

(hh)         “Permitted Transferee” has the meaning given to such term in Section 14(b) of the Plan.

(ii)         “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(jj)         “Plan” means this Velocity Financial, Inc. Amended and Restated 2020 Omnibus Incentive Plan, as it may be amended and/or restated from time to time.

(kk)         “Qualifying Director” means a person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(ll)         “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.

(mm)         “Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(nn)         “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(oo)         “SAR Period” has the meaning given to such term in Section 8(c) of the Plan.

(pp)         “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(qq)         “Service Recipient” means, with respect to a Participant holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(rr)         “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

~~(ss~~(ss)   “Stockholder Approval Date” means May 19, 2022.

(tt )         “Strike Price” has the meaning given to such term in Section 8(b) of the Plan.

(~~tt~~uu)          “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(~~uu~~vv)   “Substitute Award” has the meaning given to such term in Section 5(e) of the Plan.

(~~vv~~ww)   “Sub-Plans” means any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(~~ww~~xx)   “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death).

3. ~~Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be~~Effectiveness; Duration. The Plan, as amended and restated, is effective on the Stockholder Approval Date and no Awards that would not have been authorized under the Absolute Share Limit that was in effect immediately prior to the date on which the Plan was amended and restated may vest or become exercisable under this amended and restated Plan before the Stockholder Approval Date. If the Stockholder Approval Date does not occur before the first (1st) anniversary of the date on which the Plan was amended and restated, then the amended and restated Plan shall terminate on such first (1st) anniversary, any Awards that were not authorized under the Absolute Share Limit that was in effect immediately prior to the date on which the Plan was amended and restated shall be void ab initio, and the Plan as in effect prior to its amendment and restatement shall remain in effect in accordance with its terms. If the Stockholder Approval Date occurs before the first (1st) anniversary of the date on which the Plan was amended and restated, then the Plan, as amended and restated, shall expire on the tenth (10th) anniversary of the Effective Date; provided, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.         Administration.

(a)         General. The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)         Committee Authority. Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt Sub-Plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)         Delegation. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except with respect to grants of Awards to persons (i) who are Non-Employee Directors, or (ii) who are subject to Section 16 of the Exchange Act.

(d)         Finality of Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)         Indemnification. No member of the Board, the Committee or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

(f)         Board Authority. Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to any Awards. Any such actions by the Board shall be subject to the applicable rules of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.         Grant of Awards; Shares Subject to the Plan; Limitations.

(a)         Grants. The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, attainment of Performance Criteria.

(b)         Share Reserve and Limits. Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than ~~1,520~~2,770,000 shares of Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 12 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed one million dollars ($1,000,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

(c)         Share Counting. Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, or terminated without issuance to the Participant of the full number of shares of Common Stock to which the Award related, the unissued shares will again be available for grant under the Plan. Shares of Common Stock shall be deemed to have been issued in settlement of Awards if the Fair Market Value equivalent of such shares is paid in cash in connection with such settlement; provided, that no shares shall be deemed to have been issued in settlement of a SAR or Restricted Stock Unit that provides for settlement only in cash and settles only in cash or in respect of any Cash-Based Incentive Award. In no event shall shares (i) tendered or withheld on exercise of Options or other Awards for the payment of the exercise or purchase price or withholding taxes, (ii) not issued upon the settlement of a SAR that by the terms of the Award Agreement would settle in shares of Common Stock (or could settle in shares of Common Stock), or (iii) purchased on the open market with cash proceeds from the exercise of Options, again become available for other Awards under the Plan.

(d)         Source of Shares. Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

(e)         Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

(f)    Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan that are payable in shares of Common Stock shall vest no earlier than the first anniversary of the date on which the Award was granted; provided, that the foregoing minimum vesting requirement does not apply to: (i) Substitute Awards, (ii) shares of Common Stock delivered in lieu of fully vested cash-based obligations, (iii) Awards granted to Non-Employee Directors that are not covered by clause (ii) above and that vest on the earlier of the one-year anniversary of the date on which the Award was granted and the next annual meeting of stockholders and (iv) Awards with respect to a maximum of 5% of the maximum number of shares of Common Stock that may be granted under the Plan pursuant to Section 5(b) (subject to adjustment under Section 12). Notwithstanding the foregoing minimum vesting requirement, the Committee may, in its discretion, provide for accelerated vesting or exercisability of an Award, including in connection with a Participant’s retirement, death, Disability or in connection with or following a Change in Control, in the terms of an Award Agreement or otherwise.

6.         Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7.         Options.

(a)         General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)         Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of such share (determined as of the Date of Grant); provided, that, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than one hundred ten percent (110%) of the Fair Market Value per share on the Date of Grant.

(c)         Vesting and Expiration.

(i)         Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee.

(ii)         Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that, if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of any member of the Company Group.

(d)         Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit, in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price. Any fractional shares of Common Stock shall be settled in cash.

(e)         Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) the date that is two (2) years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f)         Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.         Stock Appreciation Rights.

(a)         General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)         Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than one hundred percent (100%) of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c)         Vesting and Expiration.

(i)         A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, that, notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason.

(ii)         SARs shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided, that, if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition.

(d)         Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e)         Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

9.         Restricted Stock and Restricted Stock Units.

(a)         General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)         Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9, Section 14(c) of the Plan and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(c)         Vesting. Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee.

(d)         Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i)         Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)         Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units.

(e)         Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE VELOCITY FINANCIAL, INC. AMENDED AND RESTATED 2020 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN VELOCITY FINANCIAL, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF VELOCITY FINANCIAL, INC.

10.         Other Equity-Based Awards. The Committee may grant Other Equity-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

11.         Cash-Based Incentive Awards. The Committee may grant Cash-Based Incentive Awards under the Plan to any Eligible Person. Each Cash-Based Incentive Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time.

12.         Changes in Capital Structure and Similar Events. Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Cash-Based Incentive Awards):

(a)         General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including a Change in Control); or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures (including, without limitation, Performance Criteria); provided, that, in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.

(b)         Change in Control. Without limiting the foregoing, in connection with any Change in Control, the Committee ~~may, in its sole discretion,~~shall provide for ~~any one or more of~~ the ~~following:~~

~~(i)~~          substitution or assumption of Awards, or to the extent that the surviving entity (or Affiliate thereof) of such Change in Control does not substitute or assume the Awards, full acceleration of vesting of, exercisability of, or lapse of restrictions on, as applicable, any Awards; provided, that, with respect to any performance-vested Awards, any such acceleration of vesting, exercisability, or lapse of restrictions shall be based on actual performance through the date of such Change in Control~~; and~~.

~~(ii)          cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event pursuant to clause (i) above), the value of such Awards, if any,~~ For purposes of the paragraph immediately above, an award will be considered granted in substitution of an Award if it has an equivalent value as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in ~~such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor).~~

~~For purposes of clause (i) above, an award will be considered granted in substitution of an Award if it has an equivalent value (as determined consistent with clause (ii) above~~the Change in Control transaction) with the original Award, whether designated in securities of the acquiror in such Change in Control transaction (or an Affiliate thereof), or in cash or other property (including in the same consideration that other stockholders of the Company receive in connection with such Change in Control transaction), and retains the vesting schedule applicable to the original Award.

~~Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).~~

(c)         Other Requirements. Prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(d)         Fractional Shares. Any adjustment provided under this Section 12 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

(e)         Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 12 shall be conclusive and binding for all purposes.

13.           Amendments and Termination.

(a)         Amendment and Termination of the Plan. The Board or Committee may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Sections 5 or 12 of the Plan); or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to Section 13(c) of the Plan without stockholder approval.

(b)         Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 12, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

(c)         No Repricing. Notwithstanding anything in the Plan to the contrary, without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

14.         General.

(a)         Award Agreements. Each Award (other than a Cash-Based Incentive Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b)         Nontransferability.

(i)         Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)         Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)         The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c)         Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on ~~a current or deferred basis, on~~ such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant~~, withholding of such amounts by the Company subject to vesting of the Award~~ or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards. ~~Without limiting the foregoing, unless otherwise provided in the Award Agreement,~~Notwithstanding any ~~dividend otherwise payable in~~other provision of the Plan to the contrary, with respect ~~of~~to any ~~share of Restricted Stock~~ equity-based Award that ~~remains subject to vesting conditions at the time of payment of~~provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that such Award is outstanding, such dividends or dividend equivalents shall be ~~retained by the Company and~~ accumulated but remain subject to vesting requirements to the same ~~vesting conditions~~extent as the ~~share of Restricted Stock to which the~~applicable Award and shall be paid only at the time or times that such vesting requirements are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. No dividends or dividend ~~relates.~~equivalents shall be paid on Options or Stock Appreciation Rights.

(d)         Tax Withholding.

(i)         A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.

(ii)         Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy, all or any portion of the minimum income, employment and/or other applicable taxes that are statutorily required to be withheld with respect to an Award by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (B) having the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, a number of shares of Common Stock with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such minimum statutorily required withholding liability (or portion thereof).

(iii)         The Committee has full discretion to allow Participants to satisfy, in whole or in part, any additional income, employment and/or other applicable taxes payable by them with respect to an Award by electing to have the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).

(e)         Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(f)         No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(g)         International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.

(h)         Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary or beneficiaries, as applicable, who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.

(i)         Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(j)         No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(k)         Government and Other Regulations.

(i)         The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of any member of the Company Group issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of any member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of any member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to, at any time, add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)         The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable); over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (B) in the case of Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, or the underlying shares in respect thereof.

(l)         No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Company in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(m)         Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(n)         Nonexclusivity of the Plan. Neither the adoption of the Plan by the Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Committee or Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(o)         No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(p)         Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(q)         Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

(r)         Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.

(s)         Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(t)         Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u)         Section 409A of the Code.

(i)         Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(ii)         Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)         Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

(v)         Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

(w)         Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

(x)         Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Annex II

VELOCITY FINANCIAL, INC.

EMPLOYEE STOCK PURCHASE PLAN

  1.        Purpose of the Plan. The purpose of the Plan is to provide an opportunity for Eligible Employees to purchase Common Stock at a discount through voluntary Contributions and Cashless Participation Amounts, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company’s stockholders. The Company intends for offerings under the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (each, a “Section 423 Offering”); provided, however, that the Committee may also authorize the grant of rights under offerings of the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub-plans adopted by the Committee for such purpose (each, a “Non-423 Offering”).

  2.        Definitions.

(a)        “Affiliate” means any entity, other than a Subsidiary, that directly or through one or more intermediaries is controlled by, or is under common control with, the Company. The Committee will have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.

(b)        “Applicable Law” means the requirements relating to the administration of equity-based awards under state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. jurisdiction where rights are, or will be, granted under the Plan.

(c)        “Board” means the Board of Directors of the Company.

(d)        “Cashless Participation Agreement” means contract in the form attached as Exhibit A hereto, as such form may be amended by the Committee and Cashless Participation Provider from time to time.

(e)        “Cashless Participation Amount” means a loan provided by the Cashless Participation Provider to the Participant, pursuant to the Cashless Participation Agreement.

(f)        “Cashless Participation Program” means the program described in Section 9.

(g)        “Cashless Participation Program Documents” means the Cashless Participation Agreement, the Irrevocable Contract, and such other documents required for participation in the Cashless Participation Program.

(h)        “Cashless Participation Provider” means the party identified in the Cashless Participation Agreement.

(i)        “Change of Control” means the occurrence of any of the following events:

(i)            the consummation of any merger or consolidation as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of all or substantially all of the assets of the Company;

(ii)            the consummation of any merger or consolidation to which the Company is a party as a result of which the “persons” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) who were stockholders of the Company immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than a majority of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation or

(iii)            any “person” (as defined above) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then-outstanding securities in a transaction or series of transactions not approved by the Board.

(j)        Notwithstanding the foregoing, a transaction shall not constitute a Change of Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(k)        “Committee” means the Compensation Committee of the Board or any subcommittee referred to in Section 4(e).

(l)        “Common Stock” means the common stock, par value $0.01 per share, of the Company, as the same may be converted, changed, reclassified or exchanged.

(m)        “Company” means Velocity Financial, Inc., a Delaware corporation, or any successor to all or substantially all of the Company’s business that adopts the Plan.

(n)        “Contributions” means the amount of Eligible Pay contributed by a Participant through payroll deductions or other payments that the Committee may permit a Participant to make to fund the exercise of rights to purchase Shares granted pursuant to the Plan.

(o)        “Designated Company” means any Parent, Subsidiary or Affiliate, whether now existing or existing in the future, that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. The Committee may designate any Parent, Subsidiary or Affiliate as a Designated Company in a Non-423 Offering. For purposes of a Section 423 Offering, only the Company and any Parent or Subsidiary may be Designated Companies; provided, however, that at any given time, a Parent or Subsidiary that is a Designated Company under a Section 423 Offering will not be a Designated Company under a Non-423 Offering.

(p)        “Effective Date” means the date the Plan is approved by the Board and stockholders as provided in Section 19 hereof.

(q)        “Eligible Employee” means an employee of the Company or a Designated Company. For purposes of the Plan, the existence of an employment relationship will be determined in accordance with U.S. Treasury Regulation Section 1.421-1(h). The Committee will have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.

(r)        “Eligible Pay” means an Eligible Employee’s base salary or wages, overtime, commissions and bonuses, (all as determined before any applicable deductions from pay are made), but excluding equity compensation, deferred compensation and fringe or welfare benefits. The Committee, in its discretion, may establish a different definition of Eligible Pay for a subsequent Offering Period, which for Section 423 Offerings shall apply on a uniform and nondiscriminatory basis. Further, the Committee will have discretion to determine the application of this definition to Eligible Employees outside the United States.

(s)         “Enrollment Period” means the period during which an Eligible Employee may elect to participate in the Plan, with such period occurring before the first day of each Offering Period, as prescribed by the Committee.

(t)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, from time to time, or any successor law thereto, and the regulations promulgated thereunder.

(u)        “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on one or more established U.S. national or regional securities exchanges, its Fair Market Value shall be the closing sale price for such Common Stock (or if no closing sale price is reported, the closing price on the last preceding date on which such prices of the Common Stock are so reported) on such date as reported in composite transactions for the principal exchange on which the Common Stock is listed (as determined by the Committee); (ii) if the Common Stock is not listed on a U.S. national or regional securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made, its Fair Market Value shall be equal to the average between the high and low sales prices of the Common Stock on the most recent date on which the Common Stock was traded, as reported by Pink OTC Markets Inc. or a similar organization (as selected by the Committee); or (iii) if the Common Stock is not so traded, the Fair Market Value thereof shall be determined by the Committee in good faith.

(v)        “Irrevocable Contract” means an irrevocable enforceable contract in the form attached as Exhibit B hereto, as such form may be amended by the Committee and Cashless Participation Provider from time to time.

(w)        “Offering” means a Section 423 Offering or a Non-423 Offering of a right to purchase Shares under the Plan during an Offering Period as further described in Section 6. Unless otherwise determined by the Committee, each Offering in which Eligible Employees of one or more Designated Companies may participate will be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. With respect to Section 423 Offerings, the terms of separate Offerings need not be identical provided that all Eligible Employees granted purchase rights in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Section 423 of the Code; a Non-423 Offering need not satisfy such requirements.

(x)        “Offering Period” means the periods established in accordance with Section 6 during which rights to purchase Shares may be granted pursuant to the Plan and Shares may be purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed pursuant to Sections 6 and 18.

(y)        “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)        “Participant” means an Eligible Employee who elects to participate in the Plan.

(aa)        “Plan” means this Velocity Financial, Inc. Employee Stock Purchase Plan, as may be amended from time to time.

(bb)        “Purchase Date” means the last Trading Day of each Purchase Period (or such other Trading Day as the Committee may determine).

(cc)        “Purchase Period” means a period of time within an Offering Period, as may be specified by the Committee in accordance with Section 6, generally beginning on the first Trading Day of each Offering Period and ending on a Purchase Date. An Offering Period may consist of one or more Purchase Periods.

(dd)        “Purchase Price” means the purchase price at which Shares may be acquired on a Purchase Date and which will be set by the Committee; provided, however, that the Purchase Price for a Section 423 Offering will not be less than eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Shares on the first Trading Day of the Offering Period or (ii) the Fair Market Value of the Shares on the Purchase Date. Unless otherwise determined by the Committee prior to the commencement of an Offering Period, the Purchase Price will be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of the Shares on the first Trading Day of the Offering Period or (b) the Fair Market Value of the Shares on the Purchase Date.

(ee)        “Shares” means the shares of Common Stock.

(ff)        “Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(gg)        “Tax-Related Items” means any income tax, social insurance, payroll tax, payment on account or other tax-related items arising in relation to the Participant’s participation in the Plan.

(hh)        “Trading Day” means a day on which the principal exchange that Shares are listed on is open for trading.

  3.        Number of Reserved Shares. Subject to adjustment pursuant to Section 17 hereof, 568,182 Shares may be sold pursuant to the Plan. Such Shares may be authorized but unissued Shares, treasury Shares or Shares purchased in the open market. In addition, subject to adjustments upon changes in capitalization of the Company as provided in Section 17 hereof, the maximum number of Shares which shall be made available for sale under the Plan shall automatically increase on the first day of each fiscal year, beginning January 1, 2023, and continuing until (and including) January 1, 2032, with such annual increase equal to the lesser of (i) 568,182 Shares, (ii) 1% of the number of Shares issued and outstanding on December 31 of the immediately preceding fiscal year, and (iii) an amount determined by the Board. If, on a given Purchase Date, the number of Shares with respect to which options under the Plan are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. For avoidance of doubt, up to the maximum number of Shares reserved under this Section 3 may be used to satisfy purchases of Shares under Section 423 Offerings and any remaining portion of such maximum number of Shares may be used to satisfy purchases of Shares under Non-423 Offerings.

  4.        Administration of the Plan.

(a)        Committee as Administrator. The Plan will be administered by the Committee. Notwithstanding anything in the Plan to the contrary, subject to Applicable Law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. Subject to Applicable Law, no member of the Board or Committee (or its delegates) will be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Committee will be entitled to rely upon, and no member of the Committee will be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that the Committee deems necessary.

(b)        Powers of the Committee. The Committee will have full power and authority to: administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees will participate in a Section 423 Offering or a Non-423 Offering and which Subsidiaries and Affiliates (or Parent, if applicable) will be Designated Companies participating in either a Section 423 Offering or a Non-423 Offering, (iii) determine the terms and conditions of any right to purchase Shares under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, (v) amend an outstanding right to purchase Shares, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 17 hereof (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Purchase Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan, and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan including, without limitation, the adoption of such any rules, procedures, agreements, appendices, or sub-plans (collectively, “Sub-Plans”) as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, as further set forth in Section 4(c) below.

(c)        Non-U.S. Sub-Plans. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt such Sub-Plans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions outside of the United States, the terms of which Sub-Plans may take precedence over other provisions of this Plan, with the exception of Section 3 hereof, but unless otherwise superseded by the terms of such Sub-Plan, the provisions of this Plan will govern the operation of such Sub-Plan. To the extent inconsistent with the requirements of Section 423 of the Code, any such Sub-Plan will be considered part of a Non-423 Offering, and purchase rights granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Committee is authorized to adopt Sub-Plans for particular non-U.S. jurisdictions that modify the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate, (ii) the definition of Eligible Pay, (iii) the dates and duration of Offering Periods or other periods during which Participants may make Contributions towards the purchase of Shares, (iv) the method of determining the Purchase Price and the discount from Fair Market Value at which Shares may be purchased, (v) any minimum or maximum amount of Contributions a Participant may make in an Offering Period or other specified period under the applicable Sub-Plan, (vi) the treatment of purchase rights upon a Change of Control or a change in capitalization of the Company, (vii) the handling of payroll deductions, (viii) establishment of bank, building society or trust accounts to hold Contributions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) determination of beneficiary designation requirements, (xiii) withholding procedures and (xiv) handling of Share issuances.

(d)        Binding Authority. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form or other instrument or agreement relating to the Plan will be made in the Committee’s sole discretion and will be final, binding and conclusive for all purposes and upon all interested persons.

(e)        Delegation of Authority. To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee, one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Committee will be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 4(e).

  5.        Eligible Employees.

(a)        General. Any individual who is an Eligible Employee as of the commencement of an Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 7.

(b)        Non-U.S. Employees. An Eligible Employee who works for a Designated Company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

(c)        Code Section 423 Limitations. Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee will be granted a right to purchase Shares:

(i)        if, immediately after the grant, such Eligible Employee would own capital stock of the Company and/or hold outstanding options to purchase capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary. For these purposes, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Eligible Employee; or

(ii)        under a Section 423 Offering that permits such Eligible Employee rights to purchase capital stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any Parent and Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars (US$25,000) worth of such stock (determined at the Fair Market Value of the shares of such stock at the time such right is granted) for each calendar year in which such purchase right is outstanding.

(d)        Other Limitations on Eligibility. The Committee, in its discretion, from time to time may, prior to an Enrollment Period for all purchase rights to be granted in an Offering, determine (on a uniform and nondiscriminatory basis for Section 423 Offerings) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Committee in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Section 423 Offering in an identical manner to all highly compensated individuals of the Designated Company whose employees are participating in that Offering.

  6.        Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day of the relevant Offering Period and terminating on the last Trading Day of the relevant Offering Period. Unless and until the Committee determines otherwise in its discretion, each Offering Period will consist of a one (1) approximately six (6)-month Purchase Period, which will run simultaneously with the Offering Period. Subject to stockholder approval as provided in Section 19 hereof prior to the commencement of the first Offering Period, the first Offering Period will start and end on dates determined by the Committee. Unless otherwise provided by the Committee, subsequent Offering Periods will begin immediately following the last day (or the first Trading Day thereafter) of the prior Offering Period and end on the date that is six (6) months thereafter (or the first Trading Day prior to such date). Unless otherwise provided by the Committee, Offering Periods will begin on the first Trading Day on or immediately following each January 1 and July 1, respectively. The Committee has authority to establish additional or alternative sequential or overlapping Offering Periods, a different number of Purchase Periods within an Offering Period, a different duration for one or more Offering Periods or Purchase Periods or different commencement or ending dates for such Offering Periods with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. To the extent that the Committee establishes additional or overlapping Offering Periods, the Committee will have discretion to structure an Offering Period so that if the Fair Market Value of a share of Common Stock on the first Trading Day of the Offering Period in which a Participant is currently enrolled is higher than the Fair Market Value of a share of Common Stock on the first Trading Day of any subsequent Offering Period, the Company will automatically enroll such Participant in the subsequent Offering Period and will terminate his or her participation in such original Offering Period.

  7.        Election to Participate and Payroll Deductions. An Eligible Employee may elect to participate in an Offering Period under the Plan during any Enrollment Period. Any such election will be made by completing the online enrollment process through the Company’s designated Plan broker or by completing and submitting an enrollment form to the Committee during such Enrollment Period, authorizing Contributions in whole percentages from one percent (1%) to fifteen percent (15%) of the Eligible Employee’s Eligible Pay for the Purchase Period within the Offering Period to which the deduction applies and, if the Participant elects to participate in the Cashless Participation Program, agreeing to the terms of the Cashless Participation Program Documents. A Participant may elect to increase or decrease the rate of such Contributions during any subsequent Enrollment Period by submitting the appropriate form online through the Company’s designated Plan broker or submitting the appropriate form to the Committee, provided that no change in Contributions will be permitted to the extent that such change would result in total Contributions exceeding fifteen percent (15%) of the Eligible Employee’s Eligible Pay, or such other maximum amount as may be determined by the Committee. During a Purchase Period, a Participant may not change his or her rate of Contributions, except that the Participant may withdraw from an Offering Period and the Plan in accordance with Section 15 hereof. Once an Eligible Employee elects to participate in an Offering Period, then such Participant will automatically participate in the Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level as was in effect in the prior Offering Period unless the Participant elects to increase or decrease the rate of Contributions or withdraws from the Plan as described above in this Section 7 or in Section 15 hereof, as applicable. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this Section 7 is not required to file any additional documentation in order to continue participation in the Plan. The Committee has the authority to change the foregoing rules set forth in this Section 7 regarding participation in the Plan.

  8.        Contributions. The Company will establish an account in the form of a bookkeeping entry for each Participant for the purpose of tracking Contributions made by each Participant during the Offering Period, and will credit all Contributions made by each Participant to such account. The Company will not be obligated to segregate the Contributions from the general funds of the Company or any Designated Company nor will any interest be paid on such Contributions, unless otherwise determined by the Committee or required by Applicable Law. All Contributions and proceeds from Cashless Participation Amounts received by the Company for Shares sold by the Company on any Purchase Date pursuant to this Plan may be used for any corporate purpose.

  9.        Cashless Participation Program. An Eligible Employee may become a participant in the Cashless Participation Program by completing and submitting to the Company, its appointed plan administrator or Cashless Participation Provider, the Cashless Participation Program Documents, which shall contain terms and conditions of the Eligible Employee’s participation in the Cashless Participation Program, including, without limitation, the level of participation, sale price, loan terms, interest and repayment provisions. The aggregate outstanding principal amount of any loan to a Participant under the Cashless Participation Program will be equal to the difference between the Participant’s selected payroll Contribution rate pursuant to Section 7 and the maximum allowable under the Plan for such Offering Period pursuant to Section 5. Participation in the Cashless Participation Program is available to all Eligible Employees other than employees subject to the disclosure requirements of Section 16(a) of the Exchange Act, unless prohibited by Applicable Law. A Participant must contribute a minimum of one percent (1%) of Eligible Pay (or such higher amount as the Committee may specify) to be able to participate in the Cashless Participation Program.

10.        Limitation on Number of Shares That an Employee May Purchase. Subject to the limitations set forth in Section 5(c), each Participant will have the right to purchase as many whole Shares as may be purchased with the Contributions credited to his or her account (and the proceeds of any Cashless Participation Amount, if the Participant has agreed to participate in the Cashless Participation Program) as of the last day of the Offering Period (or such other date as the Committee may determine) at the Purchase Price applicable to such Offering Period; provided, however, that a Participant may not purchase in excess of 5,000 Shares under the Plan per Offering Period or such other maximum number of Shares as may be established for an Offering Period by the Committee (in each case subject to adjustment pursuant to Section 17 hereof). Any amount remaining in a Participant’s account that was not applied to the purchase of Shares on a Purchase Date because it was not sufficient to purchase a whole Share will be carried forward for the purchase of Shares on the next following Purchase Date. However, any amounts not applied to the purchase of Shares during an Offering Period for any reason other than as described in the foregoing sentence shall be promptly refunded following such Purchase Date and will not be carried forward to any subsequent Offering Period.

11.        Taxes. At the time a Participant’s purchase right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the Shares acquired under the Plan, the Participant will make adequate provision for any Tax-Related Items. In their sole discretion, and except as otherwise determined by the Committee, the Company or the Designated Company that employs the Participant may satisfy their obligations to withhold Tax-Related Items by (a) withholding from the Participant’s wages or other compensation, (b) withholding a sufficient whole number of Shares otherwise issuable following purchase (and after the delivery to Cashless Participation Provider of any Shares required for repayment by the Participant of any Cashless Participation Amount) having an aggregate Fair Market Value sufficient to pay the Tax-Related Items required to be withheld with respect to the Shares, or (c) withholding from proceeds from the sale of Shares issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company.

12.        Brokerage Accounts or Plan Share Accounts. By enrolling in the Plan, each Participant will be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each Participant to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. Shares purchased by a Participant pursuant to the Plan will be held in the Participant’s brokerage or Plan share account. The Company may require that Shares (excluding Shares required to be delivered to Cashless Participation Provider for repayment by the Participant of any Cashless Participation Amount) be retained in such brokerage or Plan share account for a designated period of time, and/or may establish procedures to permit tracking of dispositions of Shares.

13.        Rights as a Stockholder. A Participant will have no rights as a stockholder with respect to Shares subject to any rights granted under this Plan or any Shares deliverable under this Plan unless and until recorded in the books of the brokerage firm selected by the Committee or, as applicable, the Company, its transfer agent, stock plan Committee or such other outside entity which is not a brokerage firm.

14.        Rights Not Transferable. Rights granted under this Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during a Participant’s lifetime only by the Participant. For the avoidance of doubt, participation in the Cashless Participation Program, including without limitation, the delivery to the Cashless Participation Provider of any Shares required for the repayment by the Participant of any Cashless Participation Amount, will not be deemed to violate this Section 14.

15.        Withdrawals. A Participant may withdraw from an Offering Period by submitting the appropriate form online through the Company’s designated Plan broker or to the Committee. A notice of withdrawal must be received no later than the last day of the month immediately preceding the month of the Purchase Date or by such other deadline as may be prescribed by the Committee. Upon receipt of such notice, automatic deductions of Contributions on behalf of the Participant will be discontinued commencing with the payroll period immediately following the effective date of the notice of withdrawal, and such Participant will not be eligible to participate in the Plan until the next Enrollment Period. Unless otherwise determined by the Committee, amounts credited to the contribution account of any Participant who withdraws prior to the date set forth in this Section 15 will be refunded, without interest, as soon as practicable.

16.        Termination of Employment.

(a)        General. Upon a Participant ceasing to be an Eligible Employee for any reason prior to a Purchase Date, Contributions for such Participant will be discontinued and any amounts then credited to the Participant’s contribution account will be refunded, without interest, as soon as practicable, except as otherwise determined by the Committee.

(b)        Leave of Absence. Subject to the discretion of the Committee, if a Participant is granted a paid leave of absence, payroll deductions on behalf of the Participant will continue and any amounts credited to the Participant’s contribution account may be used to purchase Shares as provided under the Plan. If a Participant is granted an unpaid leave of absence, payroll deductions on behalf of the Participant will be discontinued and no other Contributions will be permitted (unless otherwise determined by the Committee or required by Applicable Law), but any amounts then credited to the Participant’s contribution account may be used to purchase Shares on the next applicable Purchase Date. Where the period of leave exceeds three (3) months and the Participant’s right to reemployment is not guaranteed by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.

(c)        Transfer of Employment. Unless otherwise determined by the Committee, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or a Designated Company will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from a Section 423 Offering to a Non-423 Offering, the exercise of the Participant’s purchase right will be qualified under the Section 423 Offering only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from a Non-423 Offering to a Section 423 Offering, the exercise of the Participant’s purchase right will remain non-qualified under the Non-423 Offering.

17.                 Adjustment Provisions.

(a)        Changes in Capitalization. In the event of any change affecting the number, class, value, or terms of the Shares resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution (but excluding any regular cash dividend), then the Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number of Shares and class of Common Stock that may be delivered under the Plan (including the numerical limits of Sections 3 and 10), the Purchase Price per Share and the number of Shares covered by each right under the Plan that has not yet been exercised. For the avoidance of doubt, the Committee may not delegate its authority to make adjustments pursuant to this Section. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to a purchase right.

(b)        Change of Control. In the event of a Change of Control, each outstanding right to purchase Shares will be equitably adjusted and assumed or an equivalent right to purchase shares of stock substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that (i) the successor corporation in a Change of Control refuses to assume or substitute for the purchase right, (ii) the successor corporation is not a publicly traded corporation or (iii) any Participant is participating in the Cashless Participation Program, the Offering Period then in progress will be shortened by the Committee which shall set a new Purchase Date that is on or prior to the closing of the Change of Control (the “New Purchase Date”) and the Offering Period will end on the New Purchase Date; provided that in the event that neither item (i) nor item (ii) of this Section 17(b) occurs, the Committee may declare the New Purchase Date applicable only with respect to Participants participating in the Cashless Participation Program, to enable such Participants to satisfy their obligations under their respective Cashless Participation Program Documents, to the extent such declaration would not cause the disqualification of any Section 423 Offering. The Committee will notify each Participant in writing, at least ten (10) Trading Days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that Shares will be purchased automatically for the Participant on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period, as provided in Section 15 hereof.

18.        Amendments and Termination of the Plan. The Board or the Committee may amend the Plan at any time, provided that, if stockholder approval is required pursuant to Applicable Law, then no such amendment will be effective unless approved by the Company’s stockholders within such time period as may be required; and provided further that any Cashless Participation Program Document may only be amended in accordance with its terms. The Board may suspend the Plan or discontinue the Plan at any time, including shortening an Offering Period in connection with a Change of Control, sale, merger, spin-off, split up, or other similar corporate transaction or event. Upon termination of the Plan, all Contributions will cease and all amounts then credited to a Participant’s account will be equitably applied to the purchase of whole Shares then available for sale, and any remaining amounts will be promptly refunded, without interest, to Participants. For the avoidance of doubt, the Board or Committee, as applicable herein, may not delegate its authority to make amendments to or suspend the operations of the Plan pursuant to this Section.

19.        Stockholder Approval; Effective Date. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. The Plan will become effective on the Effective Date. For the avoidance of doubt, the Board may not delegate its authority to approve the Plan pursuant to this Section.

20.        Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company will not be required to deliver any Shares issuable upon exercise of a right under the Plan prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of any governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Committee will, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the Shares with any state or foreign securities commission, or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. If, pursuant to this Section 20, the Committee determines that the Shares will not be issued to any Participant, any Contributions credited to such Participant’s account will be promptly refunded, without interest, to the Participant, without any liability to the Company or any of its Subsidiaries or Affiliates (or any Parent, if applicable).

21.        Code Section 409A; Tax Qualification.

(a)        Code Section 409A. Rights to purchase Shares granted under a Section 423 Offering are exempt from the application of Section 409A of the Code and rights to purchase Shares granted under a Non-423 Offering are intended to be exempt from Section 409A of the Code pursuant to the “short-term deferral” exemption contained therein. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that a right granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause a right under the Plan to be subject to Section 409A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding right granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding right or future right that may be granted under the Plan from or to allow any such rights to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the right to purchase Shares under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the right to purchase Shares under the Plan is compliant with Section 409A of the Code.

(b)        Tax Qualification. Although the Company may endeavor to (i) qualify a right to purchase Shares for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 21(a) hereof. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

22.        No Employment Rights. Participation in the Plan will not be construed as giving any Participant the right to be retained as an employee of the Company, a Subsidiary, an Affiliate or Parent, as applicable. Furthermore, the Company, a Subsidiary, an Affiliate or Parent, as applicable, may dismiss any Participant from employment at any time, free from any liability or any claim under the Plan.

23.        Governing Law. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of U.S. federal law, this Plan will be governed by and construed in accordance with the internal laws of Delaware without giving effect to the conflict of laws principles thereof. The Company and each Participant, as a condition to such Participant’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or U.S. federal court located in Los Angeles, California over any suit, action or proceeding arising out of or relating to or concerning the Plan. The Company and each Participant, as a condition to such Participant’s participation in the Plan, acknowledge that the forum designated by this Section 23 has a reasonable relation to the Plan and to the relationship between such Participant and the Company. Notwithstanding the foregoing, nothing in the Plan will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 23. The agreement by the Company and each Participant as to forum is independent of the law that may be applied in the action, and the Company and each Participant, as a condition to such Participant’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Participant now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in this Section 23, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 23 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Participant.

24.        Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of the Plan.

25.        Expenses. Unless otherwise set forth in the Plan or determined by the Committee, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to Participants, will be borne by the Company and its Subsidiaries or Affiliates (or any Parent, if applicable).

VELOCITY FINANCIAL, INC.
30699 RUSSELL RANCH ROAD, SUITE 295
WESTLAKE VILLAGE, CALIFORNIA 91362

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D76080-P69089 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  VELOCITY FINANCIAL, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4, 5, 6 and 7.

1.	Election of Directors

	Nominees:	For	Against	Abstain

	1a. Dorika M. Beckett	☐	☐	☐

	1b. Michael W. Chiao	☐	☐	☐

	1c. Christopher D. Farrar	☐	☐	☐

	1d. Alan H. Mantel	☐	☐	☐

	1e. John P. Pitstick	☐	☐	☐

	1f. John A. Pless	☐	☐	☐

	1g. Joy L. Schaefer	☐	☐	☐

	1h. Katherine L. Verner	☐	☐	☐

		For	Against	Abstain

2.	Approve 2021 executive compensation on an advisory basis.	☐	☐	☐

3.	Ratify RSM US LLP as independent auditor for 2022.	☐	☐	☐

4.	Approve Our Amended and Restated 2020 Omnibus Incentive Plan.	☐	☐	☐

5.	Approve Our Employee Stock Purchase Plan.	☐	☐	☐

6.	Approve an Amendment to Our Certificate of Incorporation to Allow Shareholders to Act by Written Consent.	☐	☐	☐

7.	Approve an Amendment to Our Certificate of Incorporation to Allow Shareholders to Call Special Meetings.	☐	☐	☐

Note: Consider other matters that properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

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D76081-P69089

Velocity Financial, Inc.

Annual Meeting of Shareholders

May 19, 2022 1:00 PM (Pacific Time)

This proxy is solicited by the Board of Directors

The undersigned, revoking all prior proxies, hereby constitutes and appoints Christopher D. Farrar and Roland T. Kelly, as the undersigned’s true and lawful agents and proxies with full power of substitution in each, to attend the Annual Meeting of Shareholders of Velocity Financial, Inc. to be held via live webcast at www.virtualshareholdermeeting.com/VEL2022, and at any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side